Prospectus

July 30, 2009

Generation Wave Growth Fund (GWGFX)
Vice Fund (VICEX)

Phone: 1-866-264-8783 Web: www.USAMutuals.com	Investment Advisor Mutuals Advisors, Inc. Plaza of the Americas 700 North Pearl Street, Suite 900 Dallas, Texas 75201

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Table of Contents Prospectus

TABLE OF CONTENTS

Summary Section

Generation Wave Growth Fund

Investment Objective
The investment objective of the Fund is capital appreciation over the long term while at times providing a low level of current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses	0.96%
Acquired Fund Fees and Expenses (1)	0.35%
Total Annual Fund Operating Expenses	2.26%
Less: Fee Waiver/Expense Reimbursement	(0.51)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.75%

(1)
Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the prospectus.

(2)
Effective as of July 31, 2009, Mutual Advisors, Inc. (“MAI”) has contractually agreed to limit the Fund’s Total Annual Fund Operating Expenses to 1.75% of average net assets of the Fund through July 31, 2010, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees, unless either the Board of Trustees or MAI terminates the agreement prior to such renewal.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% rate of return each year, that you reinvest all dividends and distributions, and that the Fund’s operating expenses remain the same each year.  Although your actual costs may be higher or lower, based on these assumptions your costs for the Fund would be:

1 Year	3 Years	5 Years	10 Years
$213	$658	$1,129	$2,431

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 76.87% of the average value of its portfolio.

Principal Investment Strategies
To best achieve its investment objective, the Fund, a non-diversified investment company, invests primarily in equity securities (i.e. common stocks, preferred stocks and securities convertible into common stocks) of small, medium or large capitalization companies, both domestic and foreign, in different industry sectors.  The Fund may also invest in third-party investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds, and other investment companies. In addition, the Fund may borrow money, a practice known as “leveraging”, to meet redemptions, for other emergency purposes or to increase its portfolio holdings.

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The Fund may, to a more limited degree, also purchase fixed-income securities, options, and certain other securities.  Additionally, the Fund may engage in short sales and certain derivatives strategies. However, when market conditions are unfavorable for profitable investing or when suitable investments are not otherwise available, the Fund may from time to time invest any amount in cash or high-quality short-term securities as a temporary defensive position.

It is anticipated that at any given time, the companies in which the Fund invests may fall anywhere on the spectrum of industries and sectors currently available focusing on the demographic, economic and lifestyle trends of any one or all of the Baby Boomer (persons born between 1946 and 1964), Generation X (persons born between 1965 and 1980), and Generation Y (persons born between 1980 and the late 1990s) populations. The Fund may, from time to time, have greater than 25%, but no more than 80%, of its net assets concentrated in one of these industries or sectors.  While the Fund may concentrate its investments in one of these industries or sectors, it is likely that the particular industries or sectors most attractive to the Fund may, and likely will, change over time.

The Fund’s portfolio managers begin their investment process with a top-down, macroeconomic analysis of equities; the impact of demographics is an important element of this analysis. The portfolio managers’ individual security selection follows, and is based upon a careful evaluation of fundamentals and various valuation measures of companies operating within targeted industry groups. Sell decisions can be driven by larger, market-related concerns (e.g., the portfolio managers believe that the broader market is in a correcting phase) or by company-specific factors (e.g., the company’s fundamentals are not delivering as expected or all catalysts have materialized thus limiting further upside).

Principal Risks
The risks associated with an investment in the Fund can increase during times of significant market volatility.  The principal risks of the Fund include:

•	the risk that you could lose all or portion of your investment in the Fund;
•	the risk that certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market;
•
the risk that investment strategies employed by MAI or GNI Capital, Inc. (“GNI”) in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•	the risk that asset allocation to a particular strategy does not reflect actual market movement or the effect of economic conditions;
•
because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), its shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund;

•
because the Fund may invest up to 80% of its net assets in one industry or sector, the Fund may be subject to the risks affecting that one sector or industry, including the risk that the securities of companies within that one sector or industry will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector or industry, more than would a fund that invests in a wide variety of market sectors or industries;

•
the risk of investing in small- to mid-capitalization companies whose performance can be more volatile and who face greater risk of business failure, which could increase the volatility of the Fund’s portfolio;

•	the risk that the Fund may have difficulty selling small- to mid-capitalization securities during a down market due to lower liquidity;
•	the risk of interest rate fluctuation in connection with investments in bonds or other fixed-income securities;
•	the risk that an issuer of fixed-income securities will not make timely payments of principal and interest (credit risk);
•	there is no assurance the U.S. Government will provide financial support on securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

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•	the risk that political, social or economic instability in foreign developed and emerging markets may cause the value of the Fund’s investments in foreign securities to decline;
•	the risk that leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio;
•
the risk associated with bearing indirect fees and expenses charged by any underlying investment companies in which the Fund may invest in addition to its direct fees and expenses, as well as indirectly bearing the principal risks of those investment companies;

•
risks related to investing in ETFs that do not apply to investments in conventional mutual funds, including that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained;

•	currency-rate fluctuations due to political, social or economic instability may cause the value of the Fund’s investments to decline;
•	the risk of investing in a wide range of derivatives, including call and put options, futures and forward contracts, for hedging purposes as well as direct investment; and
•
the risk of loss if the value of a security sold short increases prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

Performance
The annual returns bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance through December 31, 2008.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  The information shown assumes reinvestment of dividends and distributions.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Generation Wave Growth Fund
Calendar Year Returns as of 12/31/08

The Fund’s calendar year-to-date return as of June 30, 2009 was 5.48%.  During the period shown in the bar chart, the best performance for a quarter was 19.12% (for the quarter ended June 30, 2003).  The worst performance was -20.07% (for the quarter ended December 31, 2008).

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Average Annual Total Returns
(For the periods ended December 31, 2008)
	One Year	Five Year	Since Inception on 6/21/2001
Generation Wave Growth Fund
Return Before Taxes	-36.59%	-2.76%	-1.61%
Return After Taxes on Distributions(1)	-40.01%	-4.05%	-2.51%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	-17.49%	-1.66%	-0.92%
S&P 500 Index	-37.00%	-2.19%	-2.30%

(1)
After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor and Sub-Advisor
Mutuals Advisors, Inc. (“MAI”) is the Fund’s investment advisor.  GNI Capital, Inc. (“GNI”) is the Fund’s sub-advisor.

Portfolio Managers
Mr. Charles L. Norton, CFA, Principal of GNI, has managed the Fund since September 28, 2005.  Mr. Allen R. Gillespie, CFA, Principal of GNI, has managed the Fund since July 31, 2006.

Purchase and Sale of Fund Shares
You may conduct transactions by mail (USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-866-264-8783.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  To purchase or redeem shares of the Fund, investors must submit their request in good order to the Fund by 4:00 p.m. Eastern time to receive the net assets value (“NAV”) calculated on that day.  “Good order” means your purchase request includes: the name of the Fund you are investing in; the dollar amount of shares to be purchased; a purchase application or investment stub; and a check payable to “USA Mutuals Funds.”  If a request in good order is received after 4:00 p.m. Eastern time, it will be processed the next business day.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the USA MUTUALS Trust is $1,000 for retirement accounts and $2,000 for other types of accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

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Vice Fund

Investment Objective
The Fund’s investment objective is long-term growth of capital.
•
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution (12b-1) Fees	0.25%
Other Expenses
Dividends on Short Sales and Interest Expense	0.13%
Remainder of Other Expenses	0.54%
Total Annual Fund Operating Expenses	1.87%
Add: Expense Recovery by Advisor	0.01%
Total Annual Fund Operating Expenses After Expense Recovery by Advisor(1)	1.88%

(1)
Effective as of July 31, 2009, Mutuals Advisors, Inc. (“MAI”) has contractually agreed to limit the Fund’s Total Annual Fund Operating Expenses (excluding dividends on short sales and interest expense)  to 1.85% of average net assets of the Fund through July 31, 2010, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees, unless either the Board of Trustees or MAI terminates the agreement prior to such renewal.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that you redeem all of your shares at the end of those periods, and that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The Example also assumes that your dividends and distributions have been reinvested.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$188	$582	$1,001	$2,169

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.67% of the average value of its portfolio.

Principal Investment Strategies
The Fund, a non-diversified investment company, invests primarily in equity securities (i.e., common stocks, preferred stocks and securities convertible into common stocks) of small, medium and large capitalization companies, which include U.S. issuers and foreign issuers, including those whose securities are traded in foreign jurisdictions as well as American Depositary Receipts (“ADRs”).

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies that derive a significant portion of their revenues from alcoholic beverages, tobacco, gaming and defense/aerospace. The Fund may, from time to time, have greater than 25%, but no more than 80%, of its net assets concentrated in one of these industries.  While the Fund may concentrate its investments in one of these industries, it is likely that the particular industries or sectors most attractive to the Fund may, and likely will, change over time. Note, however, that when market conditions are unfavorable for profitable investing or when suitable investments are not otherwise available, the Fund may from time to time invest any amount in cash or high-quality short-term securities as a temporary defensive position.

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The Fund will also participate in other strategies in an attempt to generate incremental returns, including short selling of securities and certain options strategies.  Use of these strategies may vary depending upon market and other conditions, and may be limited by regulatory and other constraints to which the Fund is subject.

For cash management purposes, the Fund may hold up to 20% of its net assets in cash or similar short-term, high-quality debt securities.  These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers’ acceptances, shares of money market mutual funds, U.S. Government securities and repurchase agreements.

Principal Risks
The risks associated with an investment in the Vice Fund can increase during times of significant market volatility.  The principal risks of the Vice Fund include:

•	the risk that you could lose all or portion of your investment in the Fund;
•	the risk that certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market;
•
the risk that investment strategies employed by the adviser or sub-adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•	the risk that asset allocation to a particular strategy does not reflect actual market movement or the effect of economic conditions;
•
because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), its shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund;

•
because the Fund may invest up to 80% of its net assets in one industry or sector, the Fund may be subject to the risks affecting that one sector or industry, including the risk that the securities of companies within that one sector or industry will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector or industry, more than would a fund that invests in a wide variety of market sectors or industries;

•
the risk of investing in small- to mid-capitalization companies whose performance can be more volatile and who face greater risk of business failure, which could increase the volatility of the Fund’s portfolio;

•	the risk that the Fund may have difficulty selling small- to mid-capitalization securities during a down market due to lower liquidity;
•	the risk that political, social or economic instability in foreign developed markets may cause the value of the Fund’s investments in foreign securities to decline;
•	currency-rate fluctuations due to political, social or economic instability may cause the value of the Fund’s investments to decline;
•	the risk of investing in a wide range of derivatives, including call and put options, futures and forward contracts, for hedging purposes as well as direct investment; and
•
the risk of loss if the value of a security sold short increases prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

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Performance
The annual returns bar chart demonstrates the risks of investing in the Vice Fund by showing changes in the Fund’s performance through December 31, 2008.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  The information shown assumes reinvestment of dividends and distributions.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Vice Fund
Calendar Year Returns as of 12/31/08

The Fund’s calendar year-to-date return as of June 30, 2009 was 1.36%.  During the period shown in the bar chart, the best performance for a quarter was 21.72% (for the quarter ended June 30, 2003).  The worst performance was -20.12% (for the quarter ended December 31, 2008).

Average Annual Total Returns
(For the periods ended December 31, 2008)
	One Year	Five Year	Since Inception on 08/30/2002
Vice Fund
Return Before Taxes	-41.57%	2.32%	5.64%
Return After Taxes on Distributions(1)	-41.64%	2.09%	5.45%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	-26.93%	2.06%	4.96%
S&P 500 Index	-37.00%	-2.19%	1.71%

(1)
After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor and Sub-Advisor
Mutuals Advisors, Inc. (“MAI”) is the Fund’s investment advisor.  GNI Capital, Inc. (“GNI”) is the Fund’s sub-advisor.

Portfolio Managers
Mr. Charles L. Norton, CFA, Principal of GNI, has managed the Vice Fund since September 28, 2005.  Mr. Allen R. Gillespie, CFA, Principal of GNI has managed the Vice Fund since July 31, 2006.

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Purchase and Sale of Fund Shares
You may conduct transactions by mail (USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-866-264-8783.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  To purchase or redeem shares of the Fund, investors must submit their request in good order to the Fund by 4:00 p.m. Eastern time to receive the net asset value (“NAV”) calculated on that day.  “Good order” means your purchase request includes: the name of the Fund you are investing in; the dollar amount of shares to be purchased; a purchase application or investment stub; and a check payable to “USA Mutuals Funds.”   If a request in good order is received after 4:00 p.m. Eastern time, it will be processed the next business day.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the USA MUTUALS Trust is $1,000 for retirement accounts and $2,000 for other types of accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

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Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Generation Wave Growth Fund

Investment Objective
The investment objective of the Fund is capital appreciation over the long term while at times providing a low level of current income.  This objective and the investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval.

Principal Investment Strategies
To best achieve its investment objective, the Fund, a non-diversified investment company, invests primarily in equity securities (i.e. common stocks, preferred stocks and securities convertible into common stocks) of small, medium or large capitalization companies, both domestic and foreign, in different industry sectors.  The Fund may also invest in third-party investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds, and other investment companies.  In addition, the Fund may borrow money, a practice known as “leveraging”, to meet redemptions, for other emergency purposes or to increase its portfolio holdings.

The Fund may, to a more limited degree, also purchase fixed-income securities, options, and certain other securities.  Additionally, the Fund may engage in short sales and certain derivatives strategies. However, when market conditions are unfavorable for profitable investing or when suitable investments are not otherwise available, the Fund may from time to time invest any amount in cash or high-quality short-term securities as a temporary defensive position.

It is anticipated that at any given time, the companies in which the Fund invests may fall anywhere on the spectrum of industries and sectors currently available focusing on the demographic, economic and lifestyle trends of any one or all of the Baby Boomer (persons born between 1946 and 1964), Generation X (persons born between 1965 and 1980), and Generation Y (persons born between 1980 and the late 1990s) populations. The Fund may, from time to time, have greater than 25%, but no more than 80%, of its net assets concentrated in one of these industries or sectors.  While the Fund may concentrate its investments in one of these industries or sectors, it is likely that the particular industries or sectors most attractive to the Fund may, and likely will, change over time.

The Generation Wave title of the Fund refers specifically to MAI’s and GNI’s belief in the unique demographic, economic and lifestyle trends of the various generational influences.  Consequently, the Fund is designed to capitalize on the categories that GNI believes will most likely to benefit from the spending and other economic habits of generational communities.  Entire industries, such as health care, financial services and technology, will be reshaped by the changing needs and spending habits of each generation.  By investing in varying combinations of companies in these industries, GNI attempts to optimize growth over the long term while seeking to minimize risks, though there is no guarantee that such risks will be minimized.

GNI’s investment process for selecting the companies in which the Fund invests begins with a thorough, top-down analysis of the macro environment for equities in general and the major trends and themes developing within the sectors most influenced by generational factors.  Following this macro analysis, GNI's individual security selection is the result of a rigorous evaluation of a company's fundamentals and various valuation measures of companies operating within targeted industry groups. Specifically, GNI seeks to identify companies that it believes will be positively impacted by the macro industry backdrop where there are future catalysts that could lead to a systemic change in a company's business or in its valuation.

If appropriate, GNI will re-balance the Fund’s investments to meet the appropriate asset mix as determined by GNI’s investment process set forth above.  Continually monitoring and re-balancing the Fund’s investments (if necessary) ensures that returns are maximized to avoid dependence on one area of the market.  GNI will also regularly evaluate the macroeconomics of the categories for shifts that may necessitate a re-evaluation of the entire allocation process.  GNI will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate.  Sell decisions can be driven by larger, market-related concerns (e.g., the portfolio managers believe that the broader market is in a correcting phase) or by company-specific factors (e.g., the company’s fundamentals are not delivering as expected or all catalysts have materialized thus limiting further upside).

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Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs.  An increase in the portfolio turnover rate involves correspondingly greater transactions costs and increases the potential for short-term capital gains and taxes.

Who May Want to Invest
The Fund is designed to pursue maximum capital appreciation with the assumption of an above-average level of risk.  Accordingly, it is appropriate for the long-term (seven years or longer time horizon) mutual fund investor seeking maximum capital appreciation with the assumption of an above-average level of market risk.

Vice Fund

Investment Objective
The investment objective of the Fund is long-term growth of capital.  This objective and the investment strategies described below are non-fundamental, which means that they may be changed by action of the  Board of Trustees without shareholder approval.

Principal Investment Strategies
To achieve its investment objective, the Fund, a non-diversified investment company, invests primarily in equity securities (i.e., common stocks, preferred stocks and securities convertible into common stocks) of small, medium and large capitalization companies, which include U.S. issuers and foreign issuers, including those who securities are traded in foreign jurisdictions as well as those whose securities are traded in the United States as American Depositary Receipts (“ADRs”).

Portfolio companies chosen for investment by the Fund are selected from a universe of companies that derive a significant portion of their revenues from the tobacco, gaming, defense/aerospace, and alcoholic beverages industries.  For purposes of this selection process, the term “significant portion” means that approximately 25% or more of a portfolio company’s revenues are derived from the tobacco, gaming, defense/aerospace, and/or alcoholic beverages industries.

Companies within this universe, using the aforementioned criteria, are then further analyzed in order to determine their potential for capital appreciation.  This process begins with a top-down analysis of each industry’s macroeconomic climate and ends with a thorough examination of company fundamentals, including factors such as valuation, sales and earnings growth, profitability, indebtedness and competitive position.

The Fund may sell a company’s security when it appears that the company is no longer able to achieve the results generally expected due to either a company specific issue, such as a loss of a key customer, or a change in industry dynamics.  GNI will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate.  Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs.  An increase in the portfolio turnover rate involves correspondingly greater transactions costs and increases the potential for short-term capital gains and taxes.

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies that derive a significant portion of their revenues from the alcoholic beverages, tobacco, gaming and defense/aerospace industries.  The Fund may, from time to time, have greater than 25%, but no more than 80%, of its net assets concentrated in one of these industries.  While the Fund may concentrate its investments in one of these industries, it is likely that the particular industries or sectors most attractive to the Fund may, and likely will, change over time.  Note, however, that when market conditions are unfavorable for profitable investing or when suitable investments are not otherwise available, the Fund may from time to time invest any amount in cash or high-quality short-term securities as a temporary defensive position.

The Fund will also participate in other strategies in an attempt to generate incremental returns, including short selling of securities and certain options strategies.  Use of these strategies may vary depending upon market and other conditions, and may be limited by regulatory and other constraints to which the Fund is subject.

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For cash management purposes, the Fund may hold up to 20% of its net assets in cash or similar short-term, high-quality debt securities.  These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers’ acceptances, shares of money market mutual funds, U.S. Government securities and repurchase agreements.  These investments represent the assets that remain after GNI has committed available assets to desirable investment opportunities.

Who May Want to Invest in the Fund
The Fund may be appropriate for investors who are looking for an equity component to complete their portfolio, are willing to assume the risk of investing in equity securities and seek capital appreciation on investments in equity securities.  The Fund is not appropriate for investors that have short-term financial goals.

General Investment Policies of the Funds

Temporary Defensive Positions or Cash Investments.  Under normal market conditions, the Funds will stay fully invested according to their principal investment strategies as noted above.  Each Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in a Fund not achieving its investment objective during that period.

For longer periods of time, a Fund may hold a substantial cash position.  If the market advances during periods when a Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Changes to Investment Objectives and Strategies.  The Funds’ investment objectives, investment strategies and policies stated above are not fundamental and may be changed by sole action of the Board of Trustees without shareholder approval. The Vice Fund will not change its name or policy of investing least 80% of its net assets in equity securities of companies that derive a significant portion of their revenues from the alcoholic beverages, tobacco, gaming and defense/aerospace industries without providing shareholders with at least 60 days’ prior written notice.

Principal Risks of Investing in the Funds
Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Funds.  Except as otherwise noted, the following risks apply to each of the Funds:

•
Stock Market Risks.  The Funds invest in equity securities.  Stock market prices of securities may be adversely affected by many factors, such as an issuer’s having experienced losses or by the lack of earnings or by the issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer.  If the stock market declines in value, shares of the Funds are likely to decline in value.  Furthermore, a Fund’s focus on certain types of stocks (such as small or large capitalization) and style of investing (such as value or growth) subjects it to the risk that its performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as the general market).

•
Recent Market Events.  U.S. and international markets have experienced significant volatility since 2008.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the risks discussed herein associated with an investment in a Fund may be increased.  The U.S. government has taken numerous steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Funds.

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•
Management Risks.  Judgments about the attractiveness, value and potential appreciation of particular  stocks may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally.  In fact, no matter how well market conditions are evaluated, the investments held by the Funds may fail to produce the intended result, and you could lose money on your investment in the Funds.

•
Asset Allocation Risks.  The Funds emphasize on asset allocation strategies and the combining of investments in one or more industries or sectors.  Furthermore, although the Funds have ranges of equity and fixed-income allocations, the types of equity or fixed-income funds used and in what proportion involve highly subjective judgments and the Funds have designed to reflect those judgments.  As a consequence, a principal risk of the Funds involves the risk that those judgments may not anticipate actual market movements or the effect of economic conditions generally.  In fact, no matter how well market conditions are evaluated, you could lose money on your investment in the Funds, just as you could with other investments.

•
Small and Medium Capitalization Risks.  To the extent that the Funds invest in the equity securities of companies with small and medium size capitalizations, the Funds are subject to certain risks.  Companies with small and medium size capitalizations often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Funds’ assets.

•
Liquidity Risks.  The securities of many companies with small and medium size capitalizations may have less “float” (the number of shares that normally trade on a given day) and less interest in the market and therefore are subject to liquidity risk.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that a Fund would like to sell.

•
Non-Diversification Risks.  The Funds are “non-diversified” and therefore are not required to meet certain diversification requirements under federal securities laws.  Each Fund may invest a greater percentage of its assets in the securities of a single issuer.  However, a decline in the value of an investment in a single issuer could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•
Foreign Securities Risks.  The Funds may invest in foreign securities.  Foreign securities may involve more risks than those associated with U.S. investments.  The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, and resource self-sufficiency.  Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

•
Emerging Market Risks.  The Funds may invest in ADRs of emerging market-domiciled companies or ETFs representing exposure to various emerging markets.  In addition to the risks of foreign securities in general, countries in emerging markets can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

•
Currency Risks.  The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Funds investment in securities denominated in a foreign currency or may widen existing losses.

•
Derivatives Risk.  The Funds may invest in derivative securities, including call and put options, futures and forward contracts, for hedging purposes as well as direct investment. These are financial instruments that derive their performance from the performance of an underlying index or asset.  Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Funds.  The Funds could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge, or if the Funds are unable to liquidate a position because of an illiquid secondary market.  Derivatives may also make each Fund’s portfolio less liquid and difficult to value, especially in declining markets, and the counterparty may fail to honor contract terms.

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•
Short Selling Risk. Short sales involve selling a security that the Funds borrow and do not own.  The Funds may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations.  At the time of a short sale, the Funds will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period.  The value of the liquid assets will be marked to market daily. The Funds may engage in short sales if GNI anticipates that the security’s market purchase price will be less than its borrowing price.  Short sales carry significant risk, including the risk of loss if the value of a security sold short increases prior to the scheduled delivery date, since a Fund must pay more for the security than it has received from the purchaser in the short sale.

•
Sector/Industry Concentration Risks. The Funds may invest up to 80% of their net assets in one industry or sector or they may invest their assets among a broad range of industries or sectors.  To the extent that a Fund focuses on one or more sectors or industries, it may be subject to the risks affecting that sector or industry more than would a more broadly diversified fund.  Furthermore, each industry or sector possesses particular risks that may not affect other industries or sectors, including the risk that the securities of companies within that one sector or industry will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector or industry.  The risks relating to specific sectors a Fund may invest in are set forth below:

Generation Wave Growth Fund:

•
Technology Sector Risks.  To the extent that the Generation Wave Growth Fund concentrates in the technology sector, it will be subject to the risks of that sector, including competitive pressures of technology companies from new market entrances and technological obsolescence, as well as increased research and development costs and potential for greater governmental regulation.

•
Health Sector Risks.  To the extent that the Generation Wave Growth Fund concentrates in the health care sector, it will be subject to similar risks of the technology sector, and additional risks including risks related to legislative and regulatory action, which may affect profitability of companies in that sector.

•
Financial Services Sector Risks.  To the extent that the Generation Wave Growth Fund concentrates in the financial services sector, it will be subject to the risks of the sector, including risks that the financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, all of which may affect the profitability of companies in that sector.

•
Basic Industries Sector Risks.  To the extent that the Generation Wave Growth Fund concentrates in the basic industries sector, it will be subject to the risks of that sector.  The basic industries sector includes companies involved with the discovery, development and processing of raw materials, including the mining and refining of metals, chemical producers and forestry products.  Companies in the basic industries sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

Vice Fund:

•
Tobacco and Alcoholic Beverages Industries Risks.  To the extent that the Vice Fund concentrates in the tobacco and alcoholic beverages industries, it will be subject to the risks of that industry.  Companies in the tobacco and alcoholic beverages industries are subject to the risks related to frequent and expensive litigation and risks related to legislative and regulatory action, which may affect profitability of companies in these industries.

•
Defense, Aerospace and Gaming Industries Risks.  To the extent that the Vice Fund concentrates in the defense, aerospace or gaming industries, it will be subject to the risks of that industry.  Companies in the defense, aerospace and gaming industries may be adversely affected by changes in economic conditions as well as legislative initiatives, all of which may affect the profitability of companies in those industries.

•
Bond Market Risks.  The Generation Wave Growth Fund may invest in bonds or other fixed-income securities as a principal investment strategy.  The Vice Fund may also invest in bonds and other fixed-income securities, but only as a non-principal investment strategy.  To the extent that a Fund invests in bonds or other fixed-income securities, the return on and value of an investment in the Fund will fluctuate with changes in interest rates.  Typically, when interest rates rise, the fixed-income security’s market value declines (interest-rate risk).  Conversely, when interest rates fall, the fixed-income security’s market value increases.  In general, the longer a fixed-income security’s maturity, the higher its interest rate and the greater the risk of volatility (maturity risk).  A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition (credit quality risk).  Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities and domestic or worldwide economic conditions.

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•
Credit Risks.  Individual issuers of fixed-income securities may be subject to the credit risk of the issuer.  This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations.  Fixed-income securities receiving the lowest investment grade rating may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances.  High yield, high risk and lower-rated securities, or “junk bonds,” are subject to additional risk factors, such as increased possibility of default, decreased liquidity and fluctuations in value due to public perception of the issuer of such securities.

•
Government Obligations Risks.  The Generation Wave Growth Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities as a principal investment strategy. The Vice Fund may also invest in such securities, but only as a non-principal investment strategy.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

•
Leverage Risks.  The Funds may borrow money to meet redemptions, for other emergency purposes, or to increase its portfolio holdings.  Such borrowings may be on a secured or unsecured basis at fixed or variable interest rates.  The 1940 Act requires the Funds to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of a Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced.  The Funds also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

This practice, which is known as “leveraging,” is speculative and involves certain risks.  For example, leveraging may exaggerate the effect on NAV of any decrease in the market value of a Fund’s portfolio.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than if borrowing were not used.

•
Layered Expense Risks (applies only to the Generation Wave Growth Fund).  The Fund may invest in other investment companies as an investment strategy.  The Vice Fund may also invest in other investment companies, but only as a non-principal investment strategy.  Your cost of investing in a Fund will generally be higher than the cost of investing directly in shares of the investment companies in which it invests.  By investing in a Fund, you will indirectly bear fees and expenses charged by any underlying investment companies in which it invests in addition to its direct fees and expenses, as well as indirectly bearing the principal risks of those funds.  Furthermore, the use of other investment companies in lieu of direct investments could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes that you pay.

•
Exchange Traded Funds Risks (applies to the Generation Wave Growth Fund only).  The Fund may purchase shares in an ETF.  An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

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Disclosure of Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The SAI and Form N-Q are available, free of charge, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.  The SAI is also available by contacting the Funds c/o U.S. Bancorp Fund Services, LLC, at 1-866-264-8783 and on the Funds’ website at www.usamutuals.com.

Management of the Funds

Under the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust’s business and affairs.  The Board of Trustees also oversees duties required by applicable state and federal law.  The Trust has entered into an investment advisory agreement dated June 14, 2001 (the “Investment Advisory Agreement”) with MAI, pursuant to which MAI manages the investment of the assets of the Funds, subject to the oversight and review of the Board of Trustees.  MAI has entered into a subadvisory agreement with GNI dated May 30, 2009 (the “Subadvisory Agreement”), under which GNI serves as the Funds’ portfolio manager and, subject to MAI’s oversight and review, manages each Fund’s portfolio assets.

A discussion regarding the Board of Trustees’ basis for approving the Investment Advisory Agreement and Subadvisory Agreement is included in the Funds’ annual report to shareholders dated March 31, 2009.

The Advisor

MAI, formerly known as “Mutuals.com, Inc.,” is located at Plaza of the Americas, 700 North Pearl Street, Suite 900, Dallas, Texas 75201 and serves as the investment advisor to the Funds.  MAI is wholly-owned by Mutual Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.).  MAI is a SEC-registered investment advisor and as of June 30, 2009 had $96 million in assets under management.  Eric Lansky is the President and Treasurer of MAI.

MAI is entitled to an annual advisory fee of 0.95% of each Fund’s average daily net assets.  In addition, MAI has entered into an Expense Waiver and Reimbursement Agreement (the “Expense Agreement”) in which it has agreed to limit expenses to 1.75% and 1.85% of average net assets of the Generation Wave Growth Fund and the Vice Fund, respectively.  The Expense Agreement expires on July 31, 2010.  Prior to July 31, 2009, MAI had contractually agreed to limit expenses to 1.50% and 1.75% of average net assets of the Generation Wave Growth Fund and the Vice Fund, respectively, through July 31, 2019. Under both the current and prior Expense Agreements, MAI may recapture waived or reimbursed expenses for a three-year period following such waiver or reimbursement under specified conditions.  For the fiscal year ended March 31, 2009, MAI received fees, including fees previously reimbursed, of 0.54% and 0.96%, of the average daily net assets of the Generation Wave Growth Fund and Vice Fund, respectively, net of waivers.  The Expense Agreement has the effect of lowering the overall expense ratio for the Funds and increasing the Funds’ overall return to investors during the time any such amounts are waived and/or reimbursed.

The Sub-Advisor

GNI’s principal place of business is located at 124 Verdae Blvd., Suite 504, Greenville, SC 29607. GNI also maintains an office located at 6860 Dallas Parkway, Suite 200, Plano, Texas 75024.  Under the Subadvisory Agreement, GNI receives compensation from MAI for its subadvisory services to the Funds at the annual rate of 0.20% of each Fund’s average daily net assets.  GNI provides continuous advice and recommendations concerning the Funds’ investments and is responsible for selecting the broker-dealers who execute the Funds’ portfolio transactions.  In executing such transactions, GNI seeks to obtain the best qualitative execution.  In addition to providing investment advisory services to the Funds, GNI serves as investment advisor to individuals, corporations, charitable organizations, pooled investment vehicles, and pension and profit-sharing plans.  As of June 30, 2009, and excluding assets attributable to the Funds, GNI had approximately $65 million in assets under management.

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Portfolio Managers
Mr. Charles L. Norton, CFA, has managed the Funds continuously since September 28, 2005.  As of July 31, 2006, and subject to the oversight and review of MAI, Mr. Norton and Allen R. Gillespie, CFA, who are both executive officers of GNI, began serving as co-portfolio managers of the Funds.

Mr. Norton is a Principal of GNI, responsible for portfolio management and investment research for all of the company's managed assets. In addition, he is a regular contributor to multiple financial websites, is a frequent guest on national financial and business television programs, and is regularly cited in numerous financial publications.  Previously, Mr. Norton had been a Vice President in the Equity Research Department of Gotham Capital Management, a New York-based investment adviser, where he also managed separate long/short equity accounts from 1998-1999. Prior to his experience on the buy side, Mr. Norton worked in the investment banking division of Smith Barney, where he was an analyst in the Health Care Group, reporting directly to the head of the group from 1996-1998.  Mr. Norton has a Bachelor of Science in Management degree in Finance from Tulane University's A.B. Freeman School of Business, and is a CFA charterholder.  He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

Mr. Gillespie is a Principal of GNI, responsible for portfolio management and investment research for all of the company's managed assets, and he also serves as a South Carolina Retirement System Investment Commissioner.  In addition, Mr. Gillespie contributes commentary to a family of financial websites dedicated to the institutional investor.  Previously, Mr. Gillespie was a registered representative at Robinson-Humphrey and Smith Barney from 1995 until 1997.  In 1997, he began managing private client portfolios, and founded and managed the Blue Ridge Total Return Fund, which was sold to the Colonial Trust Company in 1999.  In addition to his advisory work, Mr. Gillespie provided independent research to a New York-based hedge fund. Mr. Gillespie graduated cum laude from Washington & Lee University with a Bachelor of Arts degree in Economics, and he has been granted the Chartered Financial Analyst designation.  He is a member of the CFA Institute and the New York Society of Security Analysts.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the Funds.

Shareholder Information

Valuation of Fund Shares
Shares of the Funds are sold on a continuous basis at NAV per share, which is determined by the Funds as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  The NYSE is generally closed on national holidays.  However, the NAV of the Funds may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests.  The NAV is determined by adding the value of a Fund’s securities, cash and other assets, subtracting all expenses and liabilities of the Fund, and then dividing by the total number of shares of the Fund outstanding.  The NAV takes into account the expenses and fees of a Fund, including management, administration and shareholder servicing fees, which are accrued daily.  The Funds may invest in foreign securities.  Since the exchanges on which such foreign securities trade may be open on days that the NYSE is not open, a Fund’s NAV may change on days that Fund shareholders may be unable to purchase or redeem Fund shares.

The Funds’ investments are valued according to market value.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by MAI and/or GNI in good faith and in accordance with procedures approved by the Board of Trustees. When fair value pricing is employed, the prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.  Therefore, if a shareholder purchases or redeems shares in a Fund at a time when it holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

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Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Funds will use the price of that exchange that the Funds generally consider to be the principal exchange on which the stock is traded.  Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause MAI and/or GNI to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds’ shares are accurately priced.

Buying Shares
Minimum Investments
The minimum initial amount of investment in a Fund is $1,000 for retirement accounts and $2,000 for all other accounts.  Subsequent purchases of Fund shares may be made with a minimum investment amount of $100.  Shareholders will be given at least 30 days’ notice of any change in the minimum amount of initial or subsequent investments.

Timing of Requests
Your share price will be the next NAV calculated after the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), receives your request in good order.  All requests received in good order before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will receive the next business day’s NAV.  Purchase applications will not be processed on days the NYSE is closed.

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:
●  The name of the Fund you are investing in;
●  The dollar amount of shares to be purchased;
●  Purchase application or investment stub; and
●  Check payable to “USA Mutuals Funds”.

Receipt of Orders
Shares may only be purchased on days the NYSE is open for business.  The Funds may authorize one or more broker-dealers to accept on their behalf purchase and redemption orders that are in good order.  In addition, these broker-dealers may designate other financial intermediaries to accept purchase and redemption orders on the Funds’ behalf.  Your order will not be accepted until the completed account application to purchase Fund shares (“Account Application”) is received and accepted by the Transfer Agent.

All Account Applications are subject to acceptance by the Funds and are not binding until so accepted.  The Funds reserve the right to reject any purchase order if, in their discretion, it is in the Funds’ best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Funds.  A service fee, currently $25, will be deducted from a shareholder’s account for any purchases that do not clear.  The Funds and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.

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Methods of Buying
By mail
You may purchase shares of the Funds by contacting the Funds directly.  To open an account, complete an Account Application and send it, together with your payment for the amount you wish to invest and the name of the Fund you are investing in, to the appropriate address below.  Payment should be made in U.S. dollars by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer.  Checks should be made payable to “USA MUTUALS Funds.”  The Funds will not accept payment in cash or money orders.  Cashier’s checks in amounts less than $10,000 will also not be accepted.  To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, traveler’s checks, credit card checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks or any conditional order or payment.  To make additional investments once you have opened your account, write your account number on the check and send it together with the stub from the most recent confirmation statement received from the Transfer Agent to the appropriate address below.  If your check or Automated Clearing House (“ACH”) payment is returned for any reason, your purchase will be canceled, and a $25 fee will be assessed against your account by the Transfer Agent, and you may be responsible for any loss incurred by the Funds.  Please visit www.usamutuals.com for more information about how to purchase shares of the Funds.

	Regular Mail USA Mutuals Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery USA Mutuals Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202
NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

By telephone
To make additional investments by telephone, you must check the appropriate box on your Account Application authorizing telephone purchases.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll free at 1-866-264-8783 and you will be allowed to move money from your bank account to your Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  For security reasons, requests by telephone will be recorded.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.  During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Funds by telephone, you may also mail the request to the Funds at the address listed above under “- By mail.”

By wire
Prior to wiring any funds, you must notify the Transfer Agent of your intent to wire, and to verify the wiring instructions to ensure proper credit when the wire is received.  Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

If you are establishing a new account by wire, contact the Transfer Agent by telephone to make arrangements with a service representative to submit your completed application via facsimile.  The representative will contact you within 24 hours of receipt of the faxed application to provide you with an account number and wiring instructions.  You should then instruct your bank to wire transfer the intended amount in federal funds to:

U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA #:  075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further Credit:      USA MUTUALS, (the name of the Fund you are investing in)
(your name or the title on the account)
(your account #)

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Through an Automatic Investment Plan
Once you open your account, you may purchase shares of the Funds through an Automatic Investment Plan (“AIP”).  You can have money automatically transferred from your checking or savings account on a monthly basis.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  The Funds may modify or terminate the AIP at any time without notice.  The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.  We are unable to debit mutual fund or pass through accounts

Through the Internet
You may purchase subsequent shares through the Funds’ website at www.usamutuals.com.  To make additional investments through the website, you must complete the “Telephone and Internet Options” box on your Account Application form and include a voided check or savings deposit slip.  If you have given authorization for website transactions and your account has been open for at least 15 days, you may access the website and you will be allowed to purchase or exchange Fund shares upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for website transactions.

Please remember that only purchases and exchanges of Fund shares are allowed on the website, and you cannot sell Fund shares through the website.

Through an authorized broker-dealer organization
You may purchase shares of the Funds through any broker-dealer organization that has been authorized by the Funds and has an agreement with the Funds’ distributor, Quasar Distributors, LLC (“Distributor”).  These broker-dealers are further authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.  A purchase order is deemed received by the Funds when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, receives the request in good order.  Please keep in mind that your broker-dealer may charge additional fees for its services.

Anti-Money Laundering Information
In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program.  As requested on the Account Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-866-264-8783 if you need additional assistance when completing your Account Application.

If, through reasonable measures, the Transfer Agent is unable to verify the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information allowing the Transfer Agent to verify the shareholder’s identity is received.  The Funds may also reserve the right to close the account within five business days if clarifying information or documentation is not received.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Trust, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds do not sell shares to any person residing in a country other than the United States of America, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.  Additionally, in their discretion, the Funds may refuse to allow someone to purchase shares based on suspicious, inappropriate or illegal activity, such as market timing (please see the section below entitled “Selling Shares – Market Timing Trading Policy” for additional information).

Selling Shares

Methods of Selling
By mail
Send your written redemption request to the Transfer Agent at the appropriate address below.  Your request should be in good order and contain the name of the Fund you are selling, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  Be sure to have all shareholders sign the letter.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians (i.e., corporate resolutions or trust documents indicating proper authorization).  Please see the SAI for more information.

	Regular Mail USA Mutuals Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery USA Mutuals Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

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The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent.

The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee of each owner is required in the following situations:

• if ownership is changed on your account;
• when redemption proceeds are sent to any person, address or bank account not on record;
• written requests to wire redemption proceeds (if not previously authorized on the account);
• if a change of address request has been received by the Transfer Agent within the last 15 days;
• for all redemptions in excess of $50,000 from any shareholder account; and
• when establishing or modifying certain services on an account.

In addition to the situations described above, the Funds and/or Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

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By telephone
If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares in any amount, but not less than $100 and not more than $50,000, by instructing the Funds by telephone at 1-866-264-8783.  A signature guarantee may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Funds nor their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:
• that you correctly state the Fund account number;
• the name in which your account is registered;
• the Social Security or tax identification number under which the account is registered; or
• the address of the account holder, as stated in the account application form.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

By wire
To redeem shares by wire, call the Funds at 1-866-264-8783 and specify the amount of money you wish to be wired.  Your bank may charge a fee to receive wired funds.  The Transfer Agent will charge a reasonable nominal fee for outgoing wires.

Through a broker-dealer organization
If you purchased your shares through a broker-dealer or other financial organization, your redemption order may be placed through the same organization.  The organization is responsible for sending your redemption order to the Funds on a timely basis.  Please keep in mind that your broker-dealer may charge additional fees for its services.

Payment of Redemption Proceeds to You
You may redeem the Funds’ shares at a price equal to the NAV next determined after the Transfer Agent receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Funds before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be wired to the bank you indicate or mailed on the following day to the address of record.  You may also have your redemption proceeds sent to your predetermined bank account by electronic funds transfer through the ACH network, provided your bank is a member.  Proceeds will generally be credited to your account within two business days.  There is no charge to have your payment sent via ACH.  In all cases, proceeds will be sent within seven calendar days after the Funds receive your redemption request.

When making a redemption request, make sure your request is in good order.  “Good order” means your letter of instruction includes:
●  The name of the Fund you are investing in;
●  The dollar amount of shares to be redeemed;
●  Signatures of all registered shareholders exactly  as the shares are registered and a signature guarantee, when applicable; and
●  The account number.

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If you purchase shares using a check and soon after request a redemption, the Funds will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.

Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (2) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Funds’ shareholders.

Redemption Fee

If you redeem shares of a Fund after holding them for less than 60 days, the Fund may charge you a fee of 1.00% of the value of the shares redeemed.  This fee will be deducted from your redemption proceeds.  This fee is paid to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of the Funds.  For purposes of whether the redemption fee applies, the shares that were held the longest will be redeemed first.

Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for less than 60 days, the Funds may not always be able to track short-term trading effected through financial intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into information sharing agreements with such financial intermediaries as described below under “- Market Timing Trading Policy” which contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries.  In addition, because the Funds are to rely on information from the financial intermediary as to the applicable redemption fee, the Funds cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.  The Funds also reserve the right to waive the redemption fee, at the sole discretion of the Funds and MAI, in instances deemed by MAI not to be disadvantageous to the Funds or their shareholders and which do not indicate market timing strategies.

The Funds reserve the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Redemption-in-Kind
The Funds generally pay sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders), the Funds reserve the right to make a “redemption-in-kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the applicable Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Market Timing Trading Policy
Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the fund and its shareholders.  The Board of Trustees has adopted policies and procedures that are designed to detect and deter abusive short term trading practices in the Funds (the “Market Timing Policy”). Short-term or excessive trading into and out of the Funds may harm performance by disrupting investment strategies and by increasing expenses.  Accordingly, the Funds may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in MAI’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds, regardless of whether the transactions are subject to the redemption fee.

The risks of market timing cannot be eliminated.  Depending on various factors (including the size of the Funds, the amount of assets the Funds typically maintain in cash or cash equivalents, and the dollar amount, number and frequency of trades), market timing may disrupt investment strategies, increase brokerage, administrative, and other expenses and impact the Funds’ performance.  The Funds are currently using several methods to detect and deter market timing.  These methods include the use of broad authority to take discretionary action against market timers and against particular trades, selective monitoring of trade activity and the imposition of a 1.00% redemption fee on shares redeemed within 60 days of purchase.

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Each of these methods involves judgments that are inherently subjective, although the Funds and their service providers seek to make judgments that are consistent with shareholder interests.  Moreover, each of these methods involves some selectivity in their application.  While the Funds seek to take action that will detect and deter market timing, the Funds cannot represent that market timing can be completely eliminated.

In particular, since the Funds receive purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect short-term or excessive trading.  However, the Funds will work with financial institutions as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.  However, MAI and the Transfer Agent will make every effort to apply these policies to all shares held by Fund investors, whether held through the Transfer Agent or through intermediaries.  The Funds’ Chief Compliance Officer monitors enforcement of the Funds’ policies regarding market timing.

Exchanging Shares
Shareholders of record may exchange shares of a Fund for shares of any other fund in the USA MUTUALS Trust on any business day by contacting the Fund directly.  This exchange privilege may be changed or canceled by the Funds at any time upon 60 days’ written notice.  Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise.  A notary public cannot guarantee signatures.  A minimum investment amount of $2,000 is required when exchanging into either an existing account or a newly established account.  An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.  This is not a tax-free exchange.  An exchange request received by a Fund prior to market close will be made at that day’s closing NAV.  In order to exercise the exchange privilege over the telephone, shareholders need to select this option on their shareholder application.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Funds or their shareholders.  If you exchange your shares in a Fund for shares in any other fund in the USA MUTUALS Trust, you may be subject to the redemption fees described above under “- Redemption Fee.”

General Transaction Policies
Some of the following policies are mentioned above.  In general, the Funds reserve the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue or temporarily suspend account services, including purchase, exchange or telephone redemption privileges, for any reason;
•
reject any purchase or exchange request for any reason  (generally, the Funds do this if the purchase or exchange is disruptive to the efficient management of the Funds due to the timing of the investment or an investor’s history of excessive trading);

•
redeem all shares in your account if your balance falls below the Funds’ minimum initial investment requirement (if, within 30 days of the Funds’ written request, you have not increased your account balance, you may be required to redeem your shares; however, the Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV);

•	delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect a Fund; and
•	reject any purchase or redemption request that does not contain all required documentation.

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Your broker-dealer or other financial organization may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker-dealer or other financial organization for details.

Distribution of Fund Shares

The Distributor
Quasar Distributors, LLC is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Funds.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Funds are offered on a continuous basis.

Rule 12b-1 Plan
The Vice Fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940, as amended.  Under the Rule 12b-1 Plan, the Distributor is paid an annual fee of 0.25% of the average daily net asset value of the Vice Fund.  The fee is used to finance activities that promote the sale of shares of the Vice Fund.  Such activities include, but are not necessarily limited to, advertising, marketing, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel.  The 12b-1 Plan has the effect of increasing the expenses of the Vice Fund from what they would otherwise be.  The Generation Wave Growth Fund is not subject to a Rule 12b-1 Plan or annual fee.

Distributions and Taxes

Distributions
The Funds are designed to pay shareholders distributions from the Funds’ investment company taxable income and from any net capital gains the Funds have realized.  Shares will be eligible to receive distributions and will begin earning the right to distributions on the day after which the Funds receive payment and shares are issued.  The Funds make distributions semi-annually.  If such day falls on a weekend or holiday on which the NYSE is closed, the distribution will be made on the next succeeding business day.  All of your distributions with respect to the Funds, however, will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash. If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your distributions may be reinvested in your account at the then current NAV.  All future distributions will automatically be reinvested in shares of the Funds.  No interest will accrue on amounts represented by uncashed distribution checks.  Distributions paid in cash or additional shares are treated the same for tax purposes.  Capital gains, if any, are distributed at least once a year.

Taxes
Distributions of the Funds’ net investment income, (which include, but are not limited to, interest, dividends, net short-term capital gains, and net gains from foreign currency transactions), if any, are generally taxable to the Funds’ shareholders as ordinary income.  To the extent that the Funds’ ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the Funds and their shareholders.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned Fund shares.

You will be taxed in the same manner whether you receive your distributions (whether of net investment income or net capital gains) in cash or reinvest them in additional Fund shares.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption.  The amount of the gain or loss and the applicable rate of tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by a shareholder.

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Shareholders will be advised annually as to the federal tax status of all distributions made by the Funds for the preceding year.  Distributions by the Funds may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of tax laws and the effect of such laws on you.  There may be other federal, state, foreign, or local tax considerations applicable to a particular investor.  You are urged to consult your own tax advisor.

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Financial Highlights

The financial highlights tables below are based on the financial history of the Funds and are intended to help you understand the financial performance of the Funds for the past five years.  Certain information reflects the financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).  The information for the year ended March 31, 2009 has been audited by the Funds’ independent registered public accounting firm, Cohen Fund Audit Services, Ltd., whose report, along with the financial statements of the Funds, is included in the Funds’ Annual Report.  Information for previous years shown in the tables was audited by Tait, Weller & Baker LLP.  Please call 1-866-264-8783 for a free copy of the Annual Report.

Generation Wave Growth Fund
Financial Highlights
(Per Share Data for a Share Outstanding Throughout Each Year)

	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Year	$9.88	$12.74	$12.72	$10.80	$10.40
Income (loss) from investment operations:
Net investment income(1)	0.04 (2)	0.10	0.14 (2)	0.03	0.03
Net realized and unrealized gain (loss) on investments	(3.28)	(0.88)	0.70	1.92	0.37
Total from investment operations	(3.24)	(0.78)	0.84	1.95	0.40

Less distributions paid:
From net investment income	---	(0.19)	(0.18)	(0.03)	---
From net realized gain on investments	(1.38)	(1.89)	(0.64)	-	-
Total distributions paid	(1.38)	(2.08)	(0.82)	(0.03)	-

Net Asset Value, End of Year	$5.26	$9.88	$12.74	$12.72	$10.80

Total Return	(33.33%)	(7.39%)	6.67%	18.13%	3.85%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$19,167	$36,483	$49,531	$56,013	$31,446
Ratio of expenses to average net assets(3)(4)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets(3)(4)	0.52%	0.69%	0.99%	0.30%	0.26%
Portfolio turnover rate	76.87%	67.29%	53.00%	6.60%	39.78%

(1)	Recognition of investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)
Net of waivers and reimbursement of expenses by MAI.  Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.91%, 1.58%, 1.61%, 1.77% and 1.90%, and the ratio of net investment income (loss) to average net assets would have been 0.12%, 0.61%, 0.88%, 0.03% and (0.14%) for the years ended March 31, 2009, March 31, 2008, March 31, 2007, March 31, 2006, and March 31, 2005, respectively.

(4)	Does not include expenses of investment companies in which the Fund invests.

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Vice Fund
Financial Highlights
(Per Share Data for a Share Outstanding Throughout each Year)

	Year Ended March 31, 2009		Year Ended March 31, 2008		Year Ended March 31, 2007		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Year	$20.57		$20.37		$18.08		$15.42	$13.34
Income (loss) from investment operations:
Net investment income	0.29	(2)	0.03		0.06	(2)	-	-
Net realized and unrealized gain (loss) on investments	(9.09)		0.94		2.48		2.87	2.12
Total from investment operations	(8.80)		0.97		2.54		2.87	2.12
Less distributions:
Dividends from net investment income	(0.03)		(0.04)		(0.04)		-	-
From net realized gain on investments	(0.07)		(0.74)		(0.21)		(0.24)	(0.06)
Total distributions	(0.10)		(0.78)		(0.25)		(0.24)	(0.06)
Paid-in capital from redemption fees	-----	(3)	0.01		-----	(3)	0.03	0.02
Net Asset Value, End of Year	$11.67		$20.57		$20.37		$18.08	$15.42
Total Return	(42.83)%		4.44%		14.10%		18.98%	16.05%
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$70,986		$180,580		$103,025		$50,531	$31,483
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.87	%(1)	1.69	%(1)	1.93	%(1)	2.20%	2.67%
After waiver and expense reimbursement	1.88	%(1)	1.85	%(1)	1.78	%(1)	1.75%	1.75%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement	1.42	%(4)	0.28	%(4)	0.27	%(4)	(0.46)%	(0.93)%
After waiver and expense reimbursement	1.43	%(4)	0.12	%(4)	0.42	%(4)	(0.01)%	(0.01)%
Portfolio turnover rate	26.67%		36.40%		44.44%		67.29%	15.01%

(1)
The ratio of expenses to average net assets includes dividends on short positions.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions were 1.74% and 1.75% for the year ended March 31, 2009, 1.58% and 1.75% for the year ended March 31, 2008 and 1.90% and 1.75% for the year ended March 31, 2007.

(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)	The net investment income ratios include dividends on short positions.

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Investment Advisor
Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street
Suite 900
Dallas, Texas 75201

Investment Sub-Advisor
GNI Capital, Inc.
124 Verdae Blvd., Suite 504
Greenville, South Carolina 29607

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

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For More Information

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this prospectus by reference.  This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

You can obtain a free copy of the SAI and Annual and Semi-Annual Reports, request other information, or make general inquiries about the Funds on the Funds’ website at http://www.usamutuals.com, by calling the Funds (toll-free) at 1-866-264-8783, or by writing to:

USA Mutuals Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI.  They will charge you a fee for this duplicating service.  You can also visit the SEC Public Reference Room and review and copy documents while you are there.  For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520
publicinfo@sec.gov
1-202-551-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

1940 Act File No. 811-10319

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USA MUTUALS

Statement of Additional Information

Generation Wave Growth Fund (GWGFX)
Vice Fund (VICEX)

Dated July 30, 2009

This Statement of Additional Information (“SAI”) provides general information about the Generation Wave Growth Fund and the Vice Fund (each, a “Fund,” and collectively, the “Funds”), each a series of USA MUTUALS.  This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus dated July 30, 2009, as supplemented and amended from time to time, which is incorporated herein by reference.  A copy of the Prospectus may be obtained without charge by calling the Funds at 1-866-264-8783 or visiting www.USAMutuals.com.

You should rely only on the information contained in this SAI and the Prospectus dated July 30, 2009.  USA MUTUALS has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.  The Funds’ audited financial statements and notes thereto for the fiscal year ended March 31, 2009 are incorporated herein by reference to the Funds’ 2009 Annual Report.  A copy of the Annual Report may be obtained without charge by calling the Funds at 1-866-264-8783 or visiting www.USAMutuals.com.

Phone: 1-866-264-8783	Series of USA Mutuals
Web:  www.usamutuals.com

Table of Contents SAI

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TABLE OF CONTENTS
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ORGANIZATION OF THE TRUST AND THE FUNDS
USA MUTUALS (the “Trust”) is an open-end management investment company, or mutual fund, organized as a Delaware statutory trust on March 20, 2001.  The Trust’s Declaration of Trust permits the Trust to offer separate series of units of beneficial interest and separate classes.  Each Fund is one of two series of the Trust and each currently consists of a single class of shares of beneficial interest.  The Trust may start more series and offer shares of a new fund under the Trust at any time.  On July 30, 2007, the Trust changed its name to “USA MUTUALS.”  Before that time, the Trust was known as “MUTUALS.com.”

The Trust is authorized to issue an unlimited number of interests (or shares) at $0.001 par value.  Shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular Fund.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Trust does not normally hold annual meetings of shareholders.  The Board of Trustees of the Trust (the “Board of Trustees”) shall promptly call and give notice of a special meeting of shareholders upon the written request of shareholders owning 10% or more of a Fund’s outstanding shares, as required under Delaware law.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board of Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board of Trustees has the authority from time to time to divide or combine the shares of a Fund into a greater or lesser number of shares of such Fund so long as the proportionate beneficial interests in the assets belonging to the Fund and the rights of shares of any other fund are in no way affected.  In the case of any liquidation of a Fund, the holders of shares of such Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund.  Expenses attributable to any Fund are borne by that Fund.  Any general assets, liabilities and expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated to one or more series of the Trust by or under the direction of the Board of Trustees in accordance with the Trust’s Bylaws.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of a Fund, the holders of shares of such Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Mutuals Advisors, Inc. (“MAI”), serves as the investment advisor to the Funds.  Pursuant to a subadvisory agreement with MAI, GNI Capital, Inc. (“GNI”) serves as the Funds’ subadvisor and manages the Funds’ portfolios, subject to oversight and review by MAI.

Description of the Funds
Each Fund is an open-end, non-diversified investment company, or mutual fund.

The Generation Wave Growth Fund has an investment objective of capital appreciation over the long term while at times providing a low level of current income.  To best achieve its investment objective, the Generation Wave Growth Fund, a non-diversified investment company, invests primarily in equity securities (i.e. common stocks, preferred stocks and securities convertible into common stocks) of small, medium or large capitalization companies, both domestic and foreign, in different industry sectors, and may also invest in third-party investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds, and other investment companies.  In addition, the Fund may borrow money, a practice known as “leveraging”, to meet redemptions, for other emergency purposes or to increase its portfolio holdings.

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It is anticipated that at any given time, the companies in which the Generation Wave Growth Fund invests may fall anywhere on the spectrum of industries and sectors currently available focusing on the demographic, economic and lifestyle trends of any one or all of the Baby Boomer (persons born between 1946 and 1964), Generation X (persons born between 1965 and 1980), and Generation Y (persons born between 1980 and the late 1990s) populations.

The Vice Fund has an investment objective of long-term growth of capital.  The Vice Fund seeks to achieve its investment objective by investing in companies within industries that are likely to grow, in terms of revenue and earnings, independently of economic cycles.  The Vice Fund seeks economically independent growth by investing in companies that are involved in the tobacco, gaming, alcoholic beverages and defense/aerospace industries.

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS
The following discussion supplements the description of the Funds’ investment objectives and strategies set forth in the Prospectus.  Except for the fundamental investment limitations listed below (see “Fundamental Investment Limitations” in this SAI), the Funds’ investment objectives, investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees without shareholder approval.  While the Funds are permitted to hold securities and engage in various strategies as described hereafter, they are not obligated to do so.

Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy.  If this happens, a Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Recent Market Events
U.S. and international markets have experienced significant volatility since 2008.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the following risks associated with an investment in a Fund may be increased.  The U.S. government has taken numerous steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Funds.

Equity Securities
Each Fund may invest in equity securities consistent with its investment objective and strategies.  An equity security, or stock, represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Equity securities, such as common stocks, represent shares of ownership of a corporation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  Please see “Debt Securities,” below.

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To the extent the Funds invest in the equity securities of small or medium-size companies, the Funds will be exposed to the risks of smaller sized companies.  Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions can decrease the value and liquidity of securities held by a fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Other Investment Companies
Each Fund may invest in shares of other investment companies, which may include ETFs and money market mutual funds in addition to other mutual funds.  A Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  An ETF, a type of investment company that trades like common stock on an exchange, usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  ETF investments may represent a portion of the Generation Wave Growth Fund’s investment assets at any given point in time.

The Funds limits their investments in securities issued by other investment companies in accordance with the 1940 Act.  This limitation may prevent the Funds from allocating their investments in the manner GNI considers optimal.  Section 12(d)(1) of the 1940 Act precludes each Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1.50%.

If a Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than 30 days.

As a shareholder of another investment company, the Funds bear, along with other shareholders, a pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Funds’ shareholders.  These expenses will be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

As previously noted, the Generation Wave Growth Fund may invest a portion of its assets in ETFs.  The Vice Fund may also invest in ETFs as a non-principal investment strategy.  An investment in an ETF generally presents the same primary risk as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.  The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

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Debt Securities
Each Fund invest may invest in debt securities, including debt securities convertible into common stock consistent with its investment objective and strategies.  Debt securities purchased by the Funds may consist of obligations of any rating.  Debt securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of issuers of the securities to make principal and interest payments than would occur with securities rated in higher categories.  Securities referred to as “high-risk” securities generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time.  The Funds may invest in high yield debt securities or “junk bonds” that are considered high risk.  Special tax considerations are associated with investing in high-yield securities structures such as zero coupon or “pay-in-kind” securities.  A Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

The ratings of Standard & Poor’s, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.  For a more detailed description of credit ratings, please see Appendix A.

Municipal Securities
Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax (“Municipal Securities”).

Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets and water and sewer works.  They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities.  Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations.  The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest.  Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue.  Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority.  Industrial development bonds are typically classified as revenue bonds.

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Municipal Securities in which the Funds may invest in include, but are not limited to, the following: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. Government securities); and general obligation bonds secured by a municipality’s pledge of taxation.  There are no restrictions on the maturity of Municipal Securities in which the Funds may invest.  The Funds will seek to invest in Municipal Securities of such maturities as GNI believes will produce current income consistent with prudent investment and the applicable Fund’s investment objective.

The Funds may also purchase some Municipal Securities with variable interest rates.  Variable interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate.  Variable interest rates are adjusted on a periodic basis (e.g., every 30 days).  Many variable rate Municipal Securities are subject to payment of principal on demand, usually in not more than seven days.  If a variable rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and GNI believes the security cannot be sold within seven days, GNI may consider the security to be illiquid.  Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed rate obligations.  The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the money market and the taxable and Municipal Securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue.  The ability of a Fund to achieve its investment objective also depends on the continuing ability of the issuers of Municipal Securities to meet their obligations for the payment of interest and principal when due.  Any adverse economic conditions or developments affecting states or municipalities could affect a Fund’s portfolio.

U.S. Government Obligations
The Funds may invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.  U.S. Treasury obligations differ mainly in the length of their maturity.  Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.  U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.  In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Non-Diversification of Investments
The Funds are non-diversified under the 1940 Act.  This means that under the 1940 Act, there is no restriction as to how much a Fund may invest in the securities of any one issuer.  However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code (“Code”), the Funds intend to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code.  Pursuant to these requirements, at the end of each taxable quarter, each Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets.  In addition, each Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer.  As a non-diversified investment company, the Funds may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

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Borrowings
The Funds may borrow funds to meet redemptions, for other emergency purposes or to increase their portfolio holdings of securities.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Funds to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of a Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced.  The Funds also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Funds creates an opportunity for increased net income, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than if borrowing were not used.

Securities Lending
Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The value of the loaned securities may not exceed one-third of a Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, GNI considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.  Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.  While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

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Restricted and Illiquid Securities
Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.  Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are generally no restrictions on a Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

Securities of Foreign Issuers
Each Fund may invest in securities of foreign issuers.  Investments in the securities of foreign issuers involve special risks that differ from those associated with investments in domestic securities.  The risks associated with investments in the securities of foreign issuers relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers.  These risks may include, but are not limited to, expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments.

In addition, there are restrictions on foreign investments in other jurisdictions, and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad.  Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity.  Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Furthermore, investing in foreign securities can carry higher returns and risks than those associated with domestic investments.  Foreign securities may be denominated in foreign currencies.  Therefore, the value in U.S. dollars of a Fund’s net assets and income may be affected by changes in exchange rates and regulations.

The internal politics of certain foreign countries may not be as stable as that of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners could have a significant adverse effect upon the securities markets of such countries.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by a Fund, denominated in that currency.  Furthermore, the interest and dividends payable on certain foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to a Fund and that may ultimately be available for distribution.

Other differences between investing in foreign companies and in U.S. domiciled companies include:

•	information is less publicly available;
•	there is a lack of uniform financial accounting standards applicable to foreign companies;
•	market quotations are less readily available;
•	there are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks;
•	there is generally a lower foreign securities market volume;
•	it is likely that foreign securities may be less liquid and/or more volatile;

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•	there are generally higher foreign brokerage commissions;
•	there may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems; and
•	the mail service between countries may be unreliable.

Emerging Market Countries
The Generation Wave Growth Fund may also invest in emerging market countries or developing countries.  Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital.  Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Funds.  For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.  Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies, including the largest in the country.  As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a Fund’s portfolio and the value of its securities.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Derivatives
The Funds may invest in a wide range of derivatives, including call and put options, futures and forward contracts, for hedging purposes as well as direct investment.

Buying Call and Put Options.  The Funds may invest in call and put options as part of its overall portfolio management strategy.  Call and put options may be entered into in order to limit the risk of a substantial increase in the market price of the security that a Fund intends to purchase.  Prior to its expiration, a call option may be sold in a closing sale transaction.  Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction cost.  By buying a put, a Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires.  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction cost.  Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options. The Funds have the ability to write covered options on equity and debt securities and indices.  This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options give the holder the right to buy the underlying securities from the Fund at a stated exercise price.  A call option written by a fund is “covered” if the fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if a fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash and high grade debt securities in a segregated account with its custodian bank.  The Funds may purchase securities that may be covered with call options solely on the basis of considerations consistent with the investment objective and policies of the applicable Fund.  A Fund’s turnover may increase through the exercise of a call option.  This will generally occur if the market value of a “covered” security increases, and a Fund has not entered into a closing purchase transaction.

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As a writer of an option, a Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price.  The premium serves to mitigate the effect of any depreciation in the market value of the security.  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation.  Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option.  Whether or not an option expires unexercised, the writer retains the amount of the premium.  This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.  If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.  Thus during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price.  It retains the risk of the loss should the price of the underlying security or foreign currency decline.  Writing call options also involves risks relating to a Fund’s ability to close out the option it has written.

Call options may be written on portfolio securities, indices or foreign currencies.  With respect to securities and foreign currencies, the Funds may write call and put options on an exchange or over-the-counter.  Call options on portfolio securities will be covered since the Funds will own the underlying securities.  Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be “covered” by identifying the specific portfolio securities being hedged.  Options on foreign currencies will be covered by securities denominated in that currency.  Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index or foreign currency at the exercise price at any time during the option period.  When a Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.  However, a Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls bellows the exercise price) at any time during the option period.  If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.  Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price.  A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price.  However, the writer of the put option has retained the opportunity for an appreciated price above the exercise price should the market price of the underlying security or foreign currency increase.  Writing put options also involves risks relating to a Fund’s ability to close out the option that it has written.

The writer of an option who wishes to terminate its obligation may effect a “closing purchase transaction” by buying an option on the same securities as the option previously written.  The effect of the purchase is that the clearing corporation will cancel the writer’s position.  However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option.  There is also no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

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Effecting a closing purchase transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with a different exercise price, expiration date or both.  Effecting a closing purchase transaction will also permit a Fund to use cash or proceeds from the investments.  If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

A Fund will realize profits from closing purchase transactions if the price of the transaction is less than the premium received from writing the option.  Likewise, a Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security.

Writing Over-the-Counter (“OTC”) Options.  The Funds have the ability to engage in options transactions that trade on the OTC market to the same extent that they intends to engage in exchange traded options.  Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.  However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation.  Thus, there is a risk of non-performance by the dealer.  Because there is no exchange, pricing is typically done by reference to information obtained from market makers.  Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction.  There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time.  Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option.  If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised.  Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so.  Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.  Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Futures Contracts.  The Funds have the ability to buy and sell stock index futures contracts traded on domestic futures exchanges to hedge the value of their portfolio against changes in market conditions.  A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Funds expect to liquidate their stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Funds will incur brokerage fees when they purchases and sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin.”  Thereafter, a Fund may need to make subsequent deposits, known as “variation margin,” to reflect changes in the level of the stock index.

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The Funds may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of a Fund’s net assets.

Risks Associated With Options and Futures. Although the Funds may write covered call options and purchase and sell stock index futures contracts to hedge against declines in the market value of their portfolio securities, the use of these instruments involves certain risks.  As the writer of covered call options, a Fund receives a premium but loses any opportunity to profit from an increase in the market price if the underlying securities appreciate, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a Fund’s investment securities, they are derivative instruments that are subject to a number of risks.  During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund’s investments.  In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations.  Changes in the market value of a Fund’s investment securities may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund’s initial investment in such a contract.

The Commodity Futures Trading Commission (“CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person may hold or control in a particular futures contract.  Trading limits are imposed on the number of contracts that any person may trade on a particular trading day.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions.  These trading and positions limits will not have an adverse impact on the Funds’ strategies for hedging their securities.

Often, futures purchased or sold by the Funds will be traded on foreign securities exchanges.  Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CFTC regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  The Funds’ investments in foreign futures or foreign options transactions may not be provided the same protections as transactions on United States futures exchanges.  In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

When-Issued Purchases, Delayed Delivery and Forward Commitments
The Funds may purchase or sell particular securities with payment and delivery taking place at a later date.  The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.  When a Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  It may be expected that the market value of a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

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When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.  In addition, when a Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities.  A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.  When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment remains in effect.

Short Sales
Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the market value of the securities.  A Fund must borrow the security to deliver it to the buyer.  A Fund is then obligated to replace the security borrowed at the market price at the time of replacement.  Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue on the security during the loan period.  To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.  To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out.  GNI anticipates that the frequency of short sales will vary substantially under different market conditions.

Short sales involve selling a security that a Fund borrows and does not own.  The Funds may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations.  At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period.  The value of the liquid assets will be marked to market daily. The Funds may engage in short sales if GNI anticipates that the security’s market purchase price will be less than its borrowing price.  Short sales carry significant risk, including the risk of loss if the value of a security sold short increases prior to the scheduled delivery date, since a Fund must pay more for the security than it has received from the purchaser in the short sale.

Mortgage-Backed and Asset-Backed Securities
The Generation Wave Growth Fund may invest in residential and commercial mortgage-backed as well as other asset-backed securities (collectively called “asset-backed securities”).  These securities are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.  These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.  The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments.  The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets.  In periods of falling interest rates, the rate of mortgage prepayments tends to increase.  During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities.  In calculating the average-weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life.  There can be no assurance that these estimates will be accurate.

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There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue.  Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are generally not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.  FNMA is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.  Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress.  Freddie Macs are generally not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, due to the value of FNMA’s and FHLMC’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed FNMA and FHLMC into conservatorship.  The effect this conservatorship will have on the companies’ securities is unclear.  In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC.  First, the U.S. Treasury has agreed to provide up to $200 billion of capital as needed to ensure that FNMA and FHLMC each maintains a positive net worth and is able to fulfill their financial obligations.  Second, the U.S. Treasury established a new secured lending facility which will be available to FNMA and FHLMC until December 2009.  Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009.  No assurance can be given that the U.S. Treasury initiatives will be successful.

Mortgage-backed securities such as collateralized mortgage obligations (“CMOs”) may also be purchased.  There are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and CMOs which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities.  CMOs are issued in multiple classes and their relative payment rights may be structured in many ways.  In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full.  The classes may include accrual certificates (also known as “Z-Bonds”), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities.  They may also include planned amortization classes (“PACs”) which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes.  Investments in CMO certificates can expose a fund to greater volatility and interest rate risk than other types of mortgage-backed obligations.  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

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The yield characteristics of asset-backed securities differ from traditional debt securities.  A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time.  As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.  Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.  Moreover, asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e. credit card and automobile loan receivables as opposed to real estate mortgages).  For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor, which may be difficult or impracticable in some cases.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments.  Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing, or liquidating such securities.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans.  Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.  Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Warrants
The Funds have the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them.  Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price level of the underlying security.

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Stripped Securities
The Generation Wave Growth Fund may invest in investment companies that have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. Government obligations.  These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Repurchase Agreements
The Funds may have a portion of their net assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position.  To earn income on this portion of its net assets, a Fund may enter into repurchase agreements.  Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. Government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price.  The bank or broker-dealer must transfer to a fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by a fund in each repurchase agreement.  GNI will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a fund’s ability to sell the underlying securities.  The Funds will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e. banks or broker-dealers that GNI believes present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Funds may also enter into reverse repurchase agreements.  Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date and interest payment.  A Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the fund’s obligation under the agreement, including accrued interest, in a segregated account with the fund’s custodian bank.  The securities subject to the reverse repurchase agreement will be marked-to-market daily.

The use of repurchase agreements by a Fund involves certain risks.  For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of the Fund, and therefore the realization by the Fund on the collateral may be automatically stayed.  Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Sector/Industry Concentration
Each Fund may, from time to time, have greater than 25%, but no more than 80%, of its net assets in one market sector or industry.  To the extent that a Fund concentrates in one or more sectors or industries, it may be subject to the risks affecting that sector or industry, including the risk that the securities of companies within that one sector or industry will underperform due to adverse economic conditions, regulatory or legislative changes or increased competition affecting the sector or industry, more than would a more broadly diversified fund.  GNI believes that the industries and sectors currently most attractive for the Generation Wave Growth Fund consist of those in the demographic, lifestyle and economic trends of the various generational populations, though these may, and likely will, change over time.  In fact, the Generation Wave Growth Fund may concentrate its investments in any sector or industry.  GNI believes that the industries and sectors currently most attractive for the Vice Fund include those in the consumer products (specifically alcoholic beverages and tobacco), defense/aerospace and gaming areas, though these may, and likely will, change over time.  The following alphabetical list includes descriptions about many of the sectors and/or industries in which the Funds may invest.

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Basic Materials: companies engaged in the manufacture, mining, processing or distribution of raw materials and intermediate goods used in building and manufacturing.  The products handled by the companies in which a Fund may invest include chemicals, metals, concrete, timber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement and gypsum.  A Fund may also invest in the securities of mining, processing, transportation and distribution companies, including companies involved in equipment supplies and railroads.

Many companies in the industrial sectors are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls and worldwide competition.  At times, worldwide production of these materials has exceeded demand as a result of over-building or economic downturns.  During these times, commodity price declines and unit volume reductions have led to poor investment returns and losses.  Other risks may include liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control.

Biotechnology: companies engaged in the research, development and manufacture of various biotechnological products, services and processes.  These companies are often involved with new or experimental technologies such as genetic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. A Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and in companies that provide or benefit significantly from scientific and technological advances in biotechnology.  Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector will be interpreted broadly by GNI, and may include applications and developments in such areas as human health care (e.g., cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (e.g., new drug development and production); agricultural and veterinary applications (e.g., improved seed varieties, animal growth hormones); chemicals (e.g., enzymes, toxic waste treatment); medical/surgical (e.g., epidermal growth factor, in vivo imaging/therapeutics); and industry (e.g., bio-chips, fermentation, enhanced mineral recovery).

Many of these companies may have losses and may not offer products for some time.  These companies may have persistent losses during a new product’s transition from development to production, and revenue patterns may be erratic.  In addition, biotechnology companies are affected by patent considerations, intense competition, rapid technological change and obsolescence and regulatory requirements of the U.S. Food and Drug Administration, the Environmental Protection Agency (EPA), state and local governments and foreign regulatory authorities.  Many of these companies are relatively small and their stock is thinly traded.

Business Services: companies that provide business-related services to companies and other organizations.  Business-related services may include for example, data processing, consulting, outsourcing, temporary employment, market research or data base services, printing, advertising, computer programming, credit reporting, claims collection, mailing and photocopying.  Typically, these services are provided on a contract or fee basis.  The success of companies that provide business related services is, in part, subject to continued demand for such services as companies and other organizations seek alternative, cost-effective means to meet their economic goals.  Competitive pressures, such as technological developments, fixed rate pricing and the ability to attract and retain skilled employees, also may have a significant impact on the financial condition of companies in the business services industry.

Computers: companies engaged in the research, design, development, manufacture or distribution of products, processes or services that relate to currently available or experimental hardware and software technology within the computer industry.  A Fund may invest in companies that provide the following products or services: mainframes; minicomputers; microcomputers, peripherals, data or information processing, office or factory automation, robotics, artificial intelligence, computer aided design; medical technology; engineering and manufacturing; data communications; and software.

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Consumer Products: companies that manufacture, wholesale or retail non-durable goods such as alcoholic beverage and tobacco products.  To the extent that a Fund’s investments are concentrated in issuers conducting business in the same economic sector, a Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of consumer products companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

There is substantial litigation related to tobacco products in the United States and certain foreign jurisdictions, and damages claimed in some of the tobacco-related litigation range into the billions of dollars. The present litigation environment is substantially uncertain, and it is possible that companies with exposure to the tobacco industries could be materially affected by an unfavorable outcome of pending litigation.  The tobacco industry faces significant governmental action aimed at reducing the incidence of smoking and seeking to hold tobacco companies responsible for the adverse health effects associated with both smoking and exposure to environmental tobacco smoke. Governmental actions, combined with the diminishing social acceptance of smoking and private actions to restrict smoking, have resulted in reduced industry volume and may affect the performance of companies in the tobacco industry.

The success of alcoholic beverage companies depends on satisfying consumer tastes and preferences. Consumer preferences can change in unpredictable ways, and consumers may begin to prefer the products of competitors. In order to respond to changes in consumer preferences, alcoholic beverage companies may need to increase and enhance the marketing of existing products, change the pricing of existing products or introduce new products and services. Each response might affect financial results.  In addition, brewers and distilled spirits manufacturers have been sued in several courts regarding advertising practices and underage consumption, and are subject to extensive regulation at the federal, state and local levels.  Compliance with these laws and regulations can be costly.

Cyclical Industries: companies engaged in the research, development, manufacture, distribution, supply or sale of materials, equipment, products or services related to cyclical industries.  These may include the automotive, chemical, construction and housing, defense and aerospace, environmental services, industrial equipment and materials, paper and forest products and transportation industries.

Many companies in these industries are significantly affected by general economic trends including employment, economic growth and interest rates.  Other factors that may affect these industries are changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls and worldwide competition.  At times, worldwide production of the materials used in cyclical industries has exceeded demand as a result of, for example, over-building or economic downturns.  During these times, commodity price declines and unit volume reductions resulted in poor investment returns and losses.  Furthermore, a company in the cyclical industries may be subject to liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control.

Defense and Aerospace:  companies engaged in the development, manufacture or sale of aerospace equipment and defense weapons.  Aerospace equipment may include companies involved in the development of gas turbine engines, multi-band filter and power amplifiers for airborne applications, aircraft electrical power distribution systems, airborne laser mine detection, helicopters, air-launched theater missile defense, unmanned aerial vehicles (UAV) and flight simulators.

Risk factors or challenges that face the industry include the fact that procurement cycles can be as long as ten years and the rate of growth in defense spending may soon slow down.  Some defense contractors are trading at discounts due to their exposure to aircraft and automobile manufacturing while many others face enormous underfunded pensions.  Finally, significant defense budget reductions internationally are shrinking the export opportunities for American defense companies.

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Electronics: companies engaged in the design, manufacture or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.  In addition, a Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer aided design and computer-aided manufacturing, computer-aided engineering and robotics), lasers and electro-optics and other new electronic technologies.  Many of the products offered by companies engaged in the design, production or distribution of electronic products are subject to risks of rapid obsolescence and intense competition.

Energy: companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, oil shale and solar power.  The business activities of companies in which a Fund may invest include: production, generation, transmission, refining, marketing, control, or distribution of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control.  Companies participating in new activities resulting from technological advances or research discoveries in the energy field will also be considered for this sector.

The securities of companies in the energy field are subject to changes in value and dividend yield that depend, to a large extent, on the price and supply of energy fuels.  Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments.

Energy Services: companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.  A Fund may invest in companies providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging.  Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, “down-hole” equipment, valves, pumps, compression equipment and well completion equipment and service.  Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services and interpretation of this data.  A Fund may also invest in companies with a variety of products or services including pipeline construction, oil tool rental, underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy-related capital equipment, mining related equipment or services and high technology companies serving the above industries.  Energy service firms are affected by supply, demand and other normal competitive factors for their specific products or services.  They are also affected by other unpredictable factors such as supply and demand for oil and gas, prices of oil and gas, exploration and production spending, governmental regulation, world events and economic conditions.

Environmental Services: companies engaged in the research, development, manufacture or distribution of products, processes or services related to waste management or pollution control.  Such products, processes or services may include the transportation, treatment and disposal of both hazardous and solid wastes, including: waste-to-energy and recycling; remedial project efforts, including groundwater and storage tank decontamination, asbestos clean-up and emergency cleanup response; and the detection, analysis, evaluation and treatment of both existing and potential environmental problems.  A Fund may also invest in companies that provide design, engineering, construction and consulting services to companies engaged in waste management or pollution control.

The environmental services field has generally been positively influenced by legislation resulting in stricter government regulations and enforcement policies for both commercial and governmental generators of waste materials, as well as specific expenditures designated for remedial cleanup efforts.  Companies in the environmental services field are also affected by regulation by various federal and state authorities, including the federal EPA and its state agency counterparts.  As regulations are developed and enforced, such companies may be required to alter or cease production of a product or service or to agree to restrictions on their operations.  In addition, since the materials handled and processes involved include hazardous components, there is significant liability risk.  There are also risks of intense competition within the environmental services field.

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Financial Services: companies providing financial services to consumers and industry.  Companies in the financial services sectors include: commercial banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real estate-related companies, leasing companies and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty and life insurance.

The financial services sectors are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear.  For instance, recent business combinations have included insurance, finance and securities brokerage under single ownership.  Some primarily retail corporations have expanded into securities and insurance industries.

Banks, savings and loan associations and finance companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge.  The profitability of these groups is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change.  In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.  Insurance companies are likewise subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition.

Securities and Exchange Commission (“SEC”) regulations provide that a fund may not invest more than 5% of its total assets in the securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.  These companies as well as those deriving more than 15% of profits from brokerage and investment management activities are considered to be “principally engaged” in the business activities of the financial services sector.

Food and Agriculture: companies engaged in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies.  The goods and services provided or manufactured by companies in this sector include: packaged food products such as cereals, pet foods and frozen foods; meat and poultry processing; the production of hybrid seeds; the wholesale and retail distribution and warehousing of food and food-related products, including restaurants; and the manufacture and distribution of health food and dietary products, fertilizer and agricultural machinery, wood products, tobacco and tobacco leaf.  In addition, a Fund may invest in food technology companies engaged in and pioneering the development of new technologies such as improved hybrid seeds, new and safer food storage and new enzyme technologies.

The success of food and food-related products is closely tied to supply and demand, which may be affected by demographic and product trends, stimulated by food fads, marketing campaigns and environmental factors.  In the United States, the agricultural products industry is subject to regulation by numerous federal and local government agencies.

Gaming:  Companies in the gaming, casino and related industries are highly regulated, and state and Federal legislative changes can significantly impact the profitability of companies in those industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of gaming-related companies owned by a Fund may react similarly to, and move in unison with, one another. The gaming industry may also be negatively affected by changes in economic conditions as well as changes in consumer tastes.

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Health Care: companies engaged in the design, manufacture or sale of products or services used for or in connection with health care or medicine.  Companies in the health care sector include: pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic and biochemical research and development, as well as companies involved in the operation of health care facilities.  Many of these companies are subject to government regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services.  Furthermore, the types of products or services produced or provided by these companies may become obsolete quickly.

Health Care Services: companies engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations and other companies specializing in the delivery of health care services.  A Fund may invest in: companies that operate acute care, psychiatric, teaching or specialized care, home health care, drug and alcohol abuse treatment and dental care; firms operating comprehensive health maintenance organizations and nursing homes for the elderly and disabled; and firms that provide related laboratory services.

Federal and state governments provide a substantial percentage of revenues to health care service providers by way of Medicare and Medicaid.  The future growth of this source of funds is subject to great uncertainty.  Additionally, the complexion of the private payment system is changing.  For example, insurance companies are beginning to offer long-term health care insurance for nursing home patients to supplement or replace government benefits.  Also, membership in health maintenance organizations or prepaid health plans is displacing individual payments for each service rendered by a hospital or physician.

The demand for health care services will tend to increase as the population ages.  However, review of patients’ need for hospitalization by Medicare and health maintenance organizations has demonstrated the ability of health care providers to curtail unnecessary hospital stays and reduce costs.

Industrial Equipment: companies engaged in the manufacture, distribution or service of products and equipment for the industrial sector, including integrated producers of capital equipment (such as general industrial machinery and farm equipment) and parts suppliers, and subcontractors.  A Fund may invest in: companies that manufacture products or service equipment for the food, clothing or sporting goods industries; companies that provide service establishment, railroad, textile, farming, mining, oil field, semiconductor and telecommunications equipment; companies that manufacture products or service equipment for trucks, construction, transportation, machine tools; cable equipment; and office automation companies.

The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels.  Capital spending is influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition, which are partly determined by currency exchange rates.  Equipment manufacturing concerns may also be affected by economic cycles, technical obsolescence, labor relations difficulties and government regulations pertaining to products, production facilities or production processes.

Leisure: companies engaged in design, production or distribution of goods or services in leisure industries.  The goods or services provided by companies in which a Fund may invest include: television and radio broadcast manufacture (including cable television); motion pictures and photography, recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas.  Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, advertising, hotels and motels, leisure apparel or footwear, fast food, beverages, restaurants, alcohol, tobacco products and gaming casinos.

Securities of companies in the leisure industries may be considered speculative.  Companies engaged in entertainment, gaming, broadcasting, cable television and cellular communications, for example, have unpredictable earnings, due in part to changing consumer tastes and intense competition.  Securities of companies in the leisure industries generally exhibit greater volatility than the overall market.  The market has been known to react strongly to technological developments and to the specter of government regulation in the leisure industries.

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Medical Equipment: companies engaged in research, development, manufacture, distribution, supply or sale of medical equipment and devices and related technologies.  A Fund may invest in companies involved in the design and manufacture of medical equipment and devices, drug delivery technologies, hospital equipment and supplies, medical instrumentation and medical diagnostics.  Companies in this industry may be affected by patient considerations, rapid technological change and obsolescence, government regulation and government reimbursement for medical expenses.

Multimedia: companies engaged in the development, production, sale and distribution of goods or services used in the broadcast and media industries.  Business activities of companies in which a Fund may invest include: ownership, operation or broadcast of free or pay television, radio or cable stations; publication and sale of newspapers, magazines, books or video products; and distribution of data-based information.  A Fund may also invest in companies involved in the development, syndication and transmission of the following products: television and movie programming; pay-per-view television; advertising; cellular communications; and emerging technology for the broadcast and media industries.

Some of the companies in the broadcast and media industries are undergoing significant change because of federal deregulation of cable and broadcasting.  As a result, competitive pressures are intense and the stocks are subject to increased price volatility.  FCC rules govern the concentration of investment in AM, FM or TV stations, limiting investment alternatives.

Natural Resources: companies that own or develop natural resources, or supply goods and services to such companies.  Natural resources include precious metals (e.g., gold, platinum and silver), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g. uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases), chemicals, forest products, real estate, food, textile and tobacco products and other basic commodities.  Exploring, mining, refining, processing, transporting and fabricating are examples of activities of companies in the natural resources sector.

Precious metals, at times, have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.  A Fund may also consider instruments and securities indexed to the price of gold or other precious metals.

Precious Metals and Minerals: companies engaged in exploration, mining, processing or dealing in gold, silver, platinum, diamonds or other precious metals and minerals.  A Fund may invest in companies that manufacture and distribute precious metals and minerals products and companies that invest in other companies engaged in gold and other precious metal and mineral-related activities.

The value of a Fund’s investments may be affected by changes in the price of gold and other precious metals.  Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as: currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries.  Because much of the world’s known gold reserves are located in South Africa and Russia, the social upheaval and related economic difficulties there may, from time to time, influence the price of gold and the share values of precious metals mining companies located elsewhere.  Because companies involved in exploring, mining, processing or dealing in precious metals or minerals are frequently located outside of the United States, all or a significant portion of a Fund’s investments in this sector may be invested in securities of foreign issuers.  Investors should understand the special considerations and risks related to investment in this sector, and accordingly, the potential effect on a Fund’s value when investing in this sector.

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Retailing: companies engaged in merchandising finished goods and services primarily to individual consumers.  Companies in which a Fund may invest may include: general merchandise retailers; department stores; food retailers; drug stores; and any specialty retailers selling a single category of merchandise such as apparel, toys, consumer electronics or home improvement products.  A Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs and computer or video based electronic systems.

The success of retailing companies is closely tied to consumer spending, which in turn, is affected by general economic conditions and consumer confidence levels.  The retailing industry is highly competitive, and a company’s success is often tied to its ability to anticipate changing consumer tastes.

Software and Computer Services: companies engaged in research, design, production or distribution of products or processes that relate to software or information-based services.  A Fund may invest in companies that provide systems-level software (designed to run the basic functions of a computer) or applications software (designed for one type of work) directed at either horizontal (general use) or vertical (certain industries or groups) markets, time-sharing services, information-based services, computer consulting, communications software and data communications services.

Competitive pressures may have a significant effect on the financial condition of companies in the software and computer services sector.  For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continue to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

Technology: companies that GNI believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.  These may include companies that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care and biotechnology sectors.

Competitive pressures may have a significant effect on the financial condition of companies in the technology sector.  If technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

Telecommunications: companies engaged in the development, manufacture or sale of communications services or communications equipment.  Companies in the telecommunications field offer a variety of services and products, including: local and long-distance telephone service; cellular, paging, local and wide area product networks; satellite, microwave and cable television; and equipment used to provide these products and services.  Long-distance telephone companies may also have interests in new technologies, such as fiber optics and data transmission.

Telephone operating companies are subject to both federal and state regulations governing rates of return and services that may be offered.  Telephone companies usually pay an above-average dividend.  Certain types of companies in which a Fund may invest when investing in these sectors are engaged in fierce competition for a share of the market for their products.  In recent years, these companies have been providing goods or services such as private and local area networks, or engaged in the sale of telephone set equipment.

Transportation: companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution or sale of transportation equipment.  Transportation services may include companies involved in the movement of freight or people such as airline, railroad, ship, truck and bus companies.  Other service companies include those that provide automobiles, trucks, autos, planes, containers, rail cars or any other mode of transportation and their related products.  In addition, a Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

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Risk factors that affect transportation stocks include the state of the economy, fuel prices, labor agreements and insurance costs.  Transportation stocks are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.  The U.S. trend has been to deregulate these industries, which could have a favorable long-term effect, but future government decisions may adversely affect these companies.

Utilities: companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations.  A Fund may invest in companies engaged in: the manufacture, production, generation, transmission and sale of gas and electric energy; water supply, waste disposal and sewerage and sanitary service companies; and companies involved in telephone, satellite and other communication fields including telephone, telegraph, satellite, microwave and the provision of other communication facilities for the public benefit (not including companies involved in public broadcasting).  A Fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.

Temporary Investments
Under normal market conditions, each Fund will stay fully invested according to its principal investment strategies as noted above.  A Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in a Fund not achieving its investment objectives during that period.

For longer periods of time, a Fund may hold a substantial cash position.  If the market advances during periods when a Fund is holding a large cash position, such Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Portfolio Turnover
Each Fund is actively managed and has no restrictions upon portfolio turnover.  A 100% annual portfolio turnover rate would be achieved if each security in a Fund’s portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year.  Trading also may result in realization of capital gains that would not otherwise be realized, and shareholders are taxed on such gains, whether reinvested or otherwise.  The following are the portfolio turnover rates for the Funds for the fiscal years ended March 31, 2009 and 2008:

	For the Fiscal Years Ended March 31
Portfolio Turnover Rates	2009	2008
Generation Wave Growth Fund	76.87%	67.29%
Vice Fund	26.67%	36.40%

Fundamental Investment Limitations
The Funds have adopted the following fundamental investment limitations.  The following restrictions for a Fund may only be changed if the change is approved by holders of a majority of the Fund’s outstanding voting securities.  As used in this SAI, “a majority of the Fund’s outstanding voting securities” means (i) more than 50% of a Fund’s outstanding voting shares or (ii) 67% or more of a Fund’s voting shares present at a shareholder meeting if more than 50% of the Fund’s outstanding voting shares are represented at the meeting in person or by proxy, whichever is less.

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Each Fund may not:

1.
Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, that invest in real estate or interests therein.

2.
Make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; (iv) loan money to other funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

3.	Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4.
Issue senior securities to the Fund’s presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, loans, mortgages or pledges, (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

5.
Borrow money in an amount exceeding 33 1/3% of the value of the Fund’s total assets, provided that the Fund may borrow money from other funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

6.
Concentrate its investments in any one industry or sector if, as a result, more than 80% of the Fund’s net assets will be invested in such industry or sector.  This restriction, however, does not prohibit the Fund from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities.  The Fund has adopted policies of concentrating in securities issued by companies within a wide range of industries and sectors consisting of all categories, the selection of which will vary at any given time.

7.	Invest in other investment companies except as permitted by the 1940 Act.

PORTFOLIO HOLDINGS INFORMATION
MAI, GNI and the Funds are subject to portfolio holdings disclosure policies.  These policies govern the timing and circumstances of disclosure to shareholders and third parties about the portfolio investments that the Funds hold.  These portfolio holdings disclosure policies have been approved by the Board of Trustees.  The Funds disclose their portfolio holdings at the same time to all persons.  Everyone has the same timely disclosure of the holdings with respect to any other person.

Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the SEC’s website at www.sec.gov.  The Funds also makes their quarterly portfolio holdings available on the Funds’ website at www.usamutuals.com.  All holdings are placed on the website within 10 business days of the quarter-end.  Holdings are placed on the website prior to their release to the rating agencies.  This policy is consistent with the Funds’ intent that the public have full disclosure of the holdings at the same time or prior to other persons.

To the extent the Funds’ service providers have access to the Funds’ holdings, they are bound by confidentiality agreements or professional standards to maintain the confidentiality of the holdings.  Service providers include, without limitation, fund administrator, custodian, fund accounting agent, accountants and legal counsel.

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MANAGEMENT OF THE FUNDS

Board of Trustees and Officers
The management and affairs of the Funds are supervised by the Board of Trustees.  The Board of Trustees consists of three individuals, two of whom are not “interested persons” of the Trust as that term is defined in the 1940 Act (the “Independent Trustees”).  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Funds and appoint the officers who conduct the daily business of the Funds.  The Trustees are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Independent Trustees
Name, Address and Age as of March 31, 2009	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Trust Overseen by Trustee	Other Trusteeships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan Street Milwaukee, WI 53202 Age: 54	Independent Trustee	Indefinite Term; Since 2001	Professor and Chair, Department of Accounting, Marquette University (2004 —present); Associate Professor, Marquette University (1996—2004).	2	Independent Trustee, Trust for Professional Managers (an open-end investment company with twenty-one portfolios)
Gary A. Drska 615 E. Michigan Street Milwaukee, WI 53202 Age: 52	Independent Trustee	Indefinite Term; Since 2001	Captain, Midwest Airlines (Airline Company) (1985—present); Director—Flight Standards & Training (July 1990—December 1999).	2	Independent Trustee, Trust for Professional Managers (an open-end investment company with twenty-one portfolios)

Interested Trustee and Officers
Name, Address and Age as of March 31, 2009	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Trust Overseen by Trustee	Other Trusteeships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan Street Milwaukee, WI 53202 Age: 47	Trustee and Chairperson	Indefinite Term; Since 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994—present).	2	Trustee, Trust for Professional Managers (an open-end investment company with twenty-one portfolios); Trustee, Buffalo Funds (an open-end investment company with ten portfolios)

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Name, Address and Age as of March 31, 2009	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Trust Overseen by Trustee	Other Trusteeships Held by Trustee
Eric Lansky Plaza of the Americas 700 North Pearl Street Suite 900 Dallas, TX 75201 Age: 40	President and Treasurer	Indefinite Term; Since 2008	President and Treasurer, Mutual Advisors, Inc. (December 2008 - present); Managing Director, Reserve Management Corporation Inc. (August 1999—November 2008).	N/A	N/A
Rachel A. Spearo 615 E. Michigan Street Milwaukee, WI 53202 Age: 29	Secretary	Indefinite Term; Since 2005	Counsel, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (September 2004—present).	N/A	N/A
David E. Scott 521 Fifth Avenue Suite 1700 New York, NY 10175 Age: 38	Chief Compliance Officer	Indefinite Term; Since 2007	Managing Member, D.E. Scott & Associates, LLC (December 2005—present); CCO, Strategic Value Partners, LLC (August 2004—December 2005); Managing Director, IMRC Group (August 2003—August 2004.	N/A	N/A
* This trustee is considered an “interested person” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

Board Committees
The Board of Trustees has three standing committees as described below:

Audit Committee.  The Audit Committee is responsible for advising the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually.  During the fiscal year ended March 31, 2009, the Audit Committee met twice.  Both Independent Trustees (Dr. Akers and Mr. Drska) comprise the Audit Committee.

Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for trustee as is considered necessary from time to time and meets only as necessary.  During the fiscal year ended March 31, 2009, the Nominating Committee did not meet.  Both Independent Trustees (Dr. Akers and Mr. Drska) comprise the Nominating Committee.  The Nominating Committee will consider trustee nominees recommended by shareholders.  However, there are no policies in place regarding nominees recommended by shareholders.

Valuation Committee.  The Valuation Committee is responsible for (1) monitoring the valuation of the Fund’s securities and other investments; and (2) determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board of Trustees.  This is required by each series of the Trust’s valuation policies when the full Board of Trustees is not in session.  The Valuation Committee meets as necessary when a price is not readily available.  During the fiscal year ended March 31, 2009, the Valuation Committee did not meet.  Mr. Neuberger and Dr. Akers comprise the Valuation Committee.

Board Compensation
For their service as Trustees of the Trust, the Independent Trustees receive a retainer fee of $5,000 per year and $750 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  Trustees who are not Independent Trustees and officers of the Trust receive no compensation for their services as such.  Neither the Trust nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of the Trust or Fund expenses.  The following table shows fees received by the Trustees for their services as such for the fiscal year ended March 31, 2009.

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Name of Person/Position	Aggregate Compensation from Fund Paid to Trustees	Total Compensation From Fund and Fund Complex Paid to Trustees
Joseph C. Neuberger, Chairperson and Trustee	$0	$0
Dr. Michael D. Akers, Trustee	$5,750	$11,500
Gary A. Drska, Trustee	$5,750	$11,500

Board Interest in the Funds

The following table sets forth the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2008, stated using the following ranges:

Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Dollar Range of Equity Securities Beneficially Owned (1)

Name of Trustee	Generation Wave Growth Fund	Vice Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Dr. Michael D. Akers	None	None	None
Gary A. Drska	None	None	None
Joseph C. Neuberger	None	None	None

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Neither the Trustees who are not “interested” persons of the Funds, nor members of their immediate family, own securities beneficially, or of record, in MAI, the Funds’ distributor or any of their affiliates.  Accordingly, neither the Trustees who are not “interested” persons of the Funds nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in MAI, the Funds’ distributor or any of their affiliates.

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Control Persons, Principal Shareholders and Management Ownership
Principal shareholders are persons who own of record, or are known by the Funds to beneficially own, 5% or more of the outstanding shares of a Fund.  As of June 30, 2009, the following shareholders were considered to be principal shareholders of the Funds:

Principal Shareholders of the Generation Wave Growth Fund

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services, LLC For the Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281-1003	25.42%	Record	Fidelity Management & Research Co.	DE

Principal Shareholders of the Vice Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Accounts for the Benefit of our Customers 101 Montgomery Street San Francisco, CA 94101-4151	15.16%	Record
Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103-2226	8.36%	Record

Control persons are persons deemed to control the Fund because they own beneficially over 25% of a Fund’s outstanding securities.  Control persons could affect the outcome of proxy voting or the direction of management of a Fund.  As of June 30, 2009, no person was a control person of either Fund, and all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of shares of each Fund.

Investment Advisor
MAI, located at 700 North Pearl Street, Suite 900, Dallas Texas 75201, is a Texas corporation that serves as the investment advisor to the Funds.  MAI is a SEC-registered investment advisor.  MAI is wholly-owned by Mutual Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.)  As of June 30, 2009, MAI had approximately $96 million in assets under management.

Under the Investment Advisory Agreement between the Trust and MAI, dated June 14, 2001 (the “Agreement”), MAI serves as the investment advisor to the Funds, and supervises the management of the Funds’ investments and business affairs, subject to the oversight and review of the Board of Trustees.  For its services, MAI is entitled to an annual advisory fee of 0.95% of each Fund’s average daily net assets.  The advisory fee is payable to MAI monthly based on the average daily net assets of each Fund for the month involved.  In addition to the services provided by MAI pursuant to the Agreement, MAI may, from time to time, provide the Funds with office space for managing its affairs, with the services of required personnel and with certain clerical services and facilities.  These services are provided without reimbursement by the Funds for any costs incurred.

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Pursuant to the Expense Agreement between MAI and the Trust, on behalf of each Fund, MAI has contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Funds, as a percentage of the average daily net assets is 1.75% and 1.85% for the Generation Wave Growth Fund and Vice Fund, respectively.  This agreement was approved by the Board of Trustees at the May 18, 2009 Board meeting and is in effect for a one-year period expiring on July 31, 2010. Prior to July 31, 2009, MAI had contractually agreed to limit the Generation Wave Growth Fund and Vice Fund’s Total Annual Fund Operating Expenses to 1.50% and 1.75%, respectively, of average net assets of the Fund through July 31, 2019.  Under the current and prior Expense Agreements, MAI may recapture waived or reimbursed expenses for a three-year period as long as the expenses and reimbursements do not exceed the expense cap.

For the fiscal years ended March 31, 2009, 2008, and 2007, the Funds paid the following advisory fees to MAI under the Agreement, of which MAI waived the following amounts:

Generation Wave Growth Fund
Fiscal Year Ended	Advisory Fee	Recapture/ (Waiver)	Advisory Fee After Recapture/Waiver
March 31, 2009	$263,338	$(112,654)	$150,684
March 31, 2008	$435,964	($37,772)	$398,192
March 31, 2007	$494,307	($58,767)	$435,540

Vice Fund
Fiscal Year Ended	Advisory Fee	Recapture/ (Waiver)	Advisory Fee After Recapture/Waiver
March 31, 2009	$1,147,282	$17,978	$1,165,260
March 31, 2008	$1,415,870	$248,912	$1,664,782
March 31, 2007	$626,468	($95,868)	$530,600

Conclusion of Legal Proceedings Involving Former Investment Advisor
On September 26, 2007, the SEC entered an Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings and Imposing Remedial Sanctions and Cease-and-Desist Orders (the “Order”) against Mutuals.com, Inc., a registered broker-dealer and the previous investment advisor to the Funds (the “Prior Advisor”), two affiliated broker-dealers, and certain individuals, including Richard Sapio, the former Chief Executive Officer of the Prior Advisor (collectively, “Respondents.”)  The Order was entered pursuant to an Offer of Settlement made by the Respondents, dated June 19, 2007.  Without admitting or denying the findings in the Order, the Respondents agreed to certain remedial sanctions and cease and desist orders imposed by the SEC.  The SEC found in the Order that Respondents acted prior to September 2003 to facilitate improper trading practices known as “market timing” and “late trading” by institutional hedge funds with respect to certain mutual fund companies unaffiliated with the Funds.  The SEC did not make any allegations or findings of wrongdoing against the Funds, MAI or GNI, nor did the SEC require any actions or undertakings by the Funds, MAI or GNI.  Concurrently with the entry of the Order, a civil action that the SEC filed against Respondents on December 4, 2003, in the United States District Court for the Northern District of Texas was dismissed.

The Respondents have no current role or affiliation with MAI, GNI or the Funds.  Mr. Sapio, however, controls Mutual Capital Alliance, Inc. (“MCA”), the parent company of MAI.  The SEC Order bars Mr. Sapio from association with any broker, dealer or investment advisor and prohibits him from serving or acting as an employee, officer, director, member of an advisory board, investment advisor or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment advisor, depositor or principal underwriter.  Mr. Sapio may reapply to the SEC to serve in such capacities after five years from the date of the Order.  The SEC Order permits Mr. Sapio to continue to serve as an officer and/or director of MCA provided that:  (a) MCA does not, during the five-year period commencing on the date of the Order, acquire any interest in, form, or operate a broker-dealer; (b) Mr. Sapio does not receive any income, dividend, distribution or operating profits of any investment advisor owned by, or affiliated with, MCA during the five-year period commencing on the date of the Order; and (c) Mr. Sapio shall not possess or exercise voting control with respect to his MCA shares concerning the operations of any investment advisor owned by, or affiliated with, MCA during such five-year period.

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Investment Subadvisor
MAI has entered into a subadvisory agreement with GNI under which GNI serves as the subadvisor to the Funds and, subject to oversight and review by MAI, manages the Funds’ portfolio assets.  Under the subadvisory agreement, GNI receives compensation from MAI for its subadvisory services to the Funds at the annual rate of 0.20% of each Fund’s average daily net assets.  GNI is a wholly-owned subsidiary of Centillion Partners, Inc. (“Centillion”), a financial services holding company.  Charles L. Norton, CFA is a Principal and Director of GNI, with responsibility for portfolio management and research.  Allen R. Gillespie, CFA is a Principal and Director of GNI, with responsibility for portfolio management and research.  Philip H. Brice is a Principal and Director of Centillion.  Ken J. Vilcheck is a Principal and Director of Centillion.  Philip Thomas is GNI’s Chief Compliance Officer.  Mr. Norton, Mr. Gillespie, Mr. Brice and Mr. Vilcheck are each considered a control person of GNI due to their ownership of and/or their position with GNI.

Subject to the oversight and review of MAI, Mr. Norton and Mr. Gillespie serve as co-portfolio managers of the Funds.

Potential Conflicts of Interest by GNI
GNI’s individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Funds, these accounts may include other investment companies, separate accounts and private investment vehicles.  Some of the aforementioned accounts may trade securities similar or identical to those traded by the Funds.  GNI has established policies in areas such as personal trading and trade allocation and aggregation to prevent potential conflicts in connection with any portfolio manager’s management of the Fund and the management of any other accounts.  GNI’s compliance department regularly reviews and monitors these policies.

Portfolio Managers

Other Accounts Managed by Portfolio Managers.

The following provides information regarding other accounts managed by Mr. Norton and Mr. Gillespie as of March 31, 2009.  Mr. Norton and Mr. Gillespie are jointly responsible for the day-to-day management of the Funds, and are jointly responsible for the day-to-day management of the other accounts set forth in the following table.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Charles L. Norton, CFA
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$5.033 million	1	$2.100 million
Other Accounts	143	$54.920 million	0	$0

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Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Allen R. Gillespie, CFA
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$5.033 million	1	$2.100 million
Other Accounts	143	$54.920 million	0	$0

Compensation of Portfolio Managers

The portfolio managers of the Funds are paid a flat base salary that is not based on Fund performance.  The portfolio managers do not receive a bonus tied to performance of the Funds or to the Funds’ asset base. GNI does not offer a deferred compensation plan as part of the portfolio managers’ compensation. GNI is a wholly owned subsidiary of Centillion. As each portfolio manager has an ownership stake in Centillion, they share in its profits.

Ownership of Fund Shares by Portfolio Managers

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of March 31, 2009, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Generation Wave Growth Fund	Dollar Range of Shares Owned
Charles L. Norton, CFA	None
Allen R. Gillespie, CFA	None

Vice Fund	Dollar Range of Shares Owned
Charles L. Norton, CFA	None
Allen R. Gillespie, CFA	None

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DISTRIBUTION AND SHAREHOLDER SERVICING

Distributor
Quasar Distributors, LLC (the “Distributor”), a Delaware limited liability company, is the distributor for the shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”), among the Trust, MAI and Distributor dated May 23, 2001.  The Distribution Agreement was initially approved by the Board of Trustees on May 23, 2001 and most recently renewed by the Board of Trustees on May 18, 2009.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Funds are offered on a continuous basis.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.  The Distributor is compensated by MAI, not the Funds, except to the extent allowed under the Rule 12b-1 Plan for the Vice Fund, as discussed below.  The Distributor’s address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Distribution Plan (Vice Fund)
The Vice Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan authorizes payments by the Vice Fund in connection with the distribution of shares at an annual rate of 0.25% of the Vice Fund’s average daily net asset value.  Payments may be made by the Vice Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Vice Fund, as determined by the Board of Trustees.  Such activities typically include: advertising; marketing; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead.  To the extent any activity is one which the Vice Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.  Payments under the Plan are based upon a percentage of average daily net assets attributable to the Vice Fund regardless of the amounts actually paid or expenses actually incurred by the Distributor.  However, in no event, may such payments exceed the maximum allowable fee.  It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments.  The Plan increases the Vice Fund’s expenses from what they would otherwise be.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses that are incurred, that the Board of Trustees, including a majority of the Independent Trustees, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board of Trustees, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

During the fiscal year ended March 31, 2009, the Vice Fund paid Rule 12b-1 fees of $301,917, of which $243,141 was paid to the dealers and $91,821 was related to advertising/marketing materials.

Service Providers
The Trust has entered into a series of agreements whereby certain parties will provide various services to the Funds.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides accounting and administrative services and acts as transfer agent and dividend disbursing agent to the Funds.  USBFS is located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.  The services to be provided by the transfer agent include, either by USBFS or another party pursuant to an agreement with USBFS, processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Funds, day-to-day administration of matters related to the corporate existence of the Funds (other than rendering investment advice), maintenance of its records and preparation, mailing and filing of reports, assistance in monitoring the total number of shares sold in each state for “blue sky” purposes and assistance in the preparation of the Trust’s registration statement under federal and state securities laws.

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U.S. Bank, N.A. (the “Custodian”), an affiliate of USBFS, is the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  U.S. Bank, N.A. and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Trust dated May 23, 2001, USBFS also performs certain administrative, accounting and tax reporting functions for the Funds, including the preparation and filing of federal and state tax returns, preparing and filing securities registration compliance forms with various states, compiling data for and preparing notices to the SEC, preparing financial statements for the annual and semi-annual reports to the SEC and current investors, monitoring the Funds’ expense accruals and performing securities valuations and, from time to time, monitoring the Funds’ compliance with its investment objective and restrictions.  Pursuant to the Funds’ Administration Servicing Agreement, USBFS is entitled to receive from the Trust a fee, computed daily and payable monthly, in a minimum annual amount of $85,000 from which a portion is allocated to each of the Funds.

For the fiscal years ended March 31, 2009, 2008, and 2007, the following administrative fees were paid by the Funds:

	During the Fiscal Years Ended March 31
Administrative Fees Paid	2009	2008	2007
Generation Wave Growth Fund	$57,418	$70,658	$64,059
Vice Fund	$151,721	$159,811	$74,926

CODE OF ETHICS
The Trust, MAI and the Distributor have adopted codes of ethics (the “Codes”) that govern the conduct of all employees and other supervised persons of the Trust and MAI.  The Codes recognize that such persons owe a fiduciary duty to the Funds’ shareholders and must place the interests of shareholders ahead of their own interests.  The Codes address compliance with federal securities laws, personal trading and reporting requirements.

Among other things, the Codes require: pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Funds; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings and limited (private placement) offerings.  Violations of the Codes are subject to review by the Board of Trustees and may result in severe penalties.

GNI has adopted a Code of Ethics that governs all directors and officers of GNI, as well as certain employees and control persons who have access to information regarding the purchase or sale of securities by GNI for or on behalf of its clients (“GNI Access Persons”). The GNI Code of Ethics permits GNI Access Persons to invest in securities, subject to certain restrictions, and GNI Access Persons must preclear certain transactions.  The Code of Ethics also creates a black-out period whereby GNI Access Persons may not trade within specified time periods before or after any GNI client portfolio trades in a security.  In addition, the GNI Code of Ethics prohibits access persons from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) security within 60 calendar days.  Any profits from violations of the black-out provision or the short-term trading provision are subject to disgorgement and possibly other disciplinary actions.  The GNI Code of Ethics requires GNI Access Persons to submit initial and annual securities holdings reports and quarterly transaction reports. The Code of Ethics places other limitations on the acquisition of securities by GNI Access Persons, such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placements.

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PROXY VOTING GUIDELINES
The Board of Trustees has adopted proxy voting procedures that delegate to MAI the authority to vote proxies, subject to the supervision of the Board of Trustees.  The Board of Trustees also authorized MAI to delegate its authority to vote proxies to GNI, pursuant to the subadvisory agreement, if MAI believes that GNI is in the best position to make voting decisions on behalf of the Funds.  In addition, the Board of Trustees authorized MAI and GNI to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Funds’ behalf.  The Trust’s proxy voting procedures provide that, in the event of a conflict between the interests of MAI or GNI and the Funds with regard to a proxy vote, a majority of the Independent Trustees will be responsible for resolving the conflict.

GNI’s proxy voting policies generally provide that GNI will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts.  GNI has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  Proxy solicitations that might involve a conflict of interest between GNI and client interests will be handled in one of the following ways:

•	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on GNI’s part;

•	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

•	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•	Suggest that the client engage another party to determine how the proxy should be voted; or

•	Disclose the conflict to the client or, with respect to the Funds, the Board of Trustees (or their delegate), and obtain the client’s or Board of Trustees’ direction to vote the proxies.

For investments made by the Funds in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), the Funds must comply with the following voting restrictions: when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by a Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request by calling toll-free, 1-866-264-8783, by accessing the Funds’ website at www.usamutuals.com and by accessing the SEC’s website at www.sec.gov.  The Funds will send a description of their proxy voting policies and procedures within three business days of receipt of a request.

ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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VALUATION OF SHARES
Shares of the Funds are sold on a continual basis at the NAV per share next computed following acceptance of an order by the Funds.  The Funds’ NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day; President’s Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.  The Trust may also be open for business on other days in which there is sufficient trading in the Funds’ securities that the Funds’ NAV might be materially affected.  For a description of the methods used to determine the share price, see “Valuation of Fund Shares” in the Funds’ Prospectus.

PURCHASE AND REDEMPTION OF SHARES
Detailed information on the purchase and redemption of shares is included in the Prospectus.  Shares of the Funds are sold without a sales charge at the next price calculated after receipt of an order for purchase.  In order to purchase shares of the Funds, you must invest the initial minimum investment, which ordinarily must be at least $1,000 for retirement accounts and $2,000 for other types of accounts.  However, the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) accounts or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing an order with the Funds.

The Funds reserve the right in their sole and absolute discretion to refuse any purchase requests, particularly those that might not be in the best interests of a Fund or its shareholders or could adversely affect a Fund or its operations.  The policy applies to any person or group who, in the Funds’ view, is likely to engage in or has a history of excessive trading regardless of whether the redemption fee applies.  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Funds’ shareholders.  The Funds charge a 1.00% redemption fee on shares redeemed within 60 days of purchase.  The Funds, however, reserve the right to lower or waive the amount of this fee.

Redemption-In-Kind
The Funds do not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem in-kind redemption requests of a certain amount.   Under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders), the Funds reserve the right to make a “redemption-in-kind” (a payment in portfolio securities rather than cash) if the amount redeemed is in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets.  In such cases, brokerage costs may be incurred by a shareholder in converting these securities to cash.

PORTFOLIO TRANSACTIONS AND BROKERAGE
Assets of the Funds are invested by GNI in a manner consistent with its investment objective, strategies, policies and restrictions and with any instructions the Board of Trustees may issue from time to time.  Within this framework, GNI is responsible for making all determinations as to the purchase and sale of portfolio securities (consisting principally of shares of other investment companies) and for taking all steps necessary to implement securities transactions on behalf of the Funds.  The Funds may purchase shares of other investment companies or mutual funds (an “underlying fund”) that charge a sales load or redemption fee.  A redemption fee is a fee imposed by an underlying fund upon shareholders (such as the Funds) redeeming shares of such fund within a certain period of time (such as one year).  The fee is payable to the underlying fund.  Accordingly, if a Fund were to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the Fund would bear such redemption fee.

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To the extent that the Funds invest in shares of other mutual funds, the Funds will not pay any commissions for purchases and sales.  A Fund, however, will bear a portion of the commissions paid by the underlying funds in which it invests in connection with the purchase and sale of portfolio securities.

In connection with its duties to arrange for the purchase and sale of portfolio securities other than investment companies, GNI will select broker-dealers, to the extent necessary, who will, in GNI’s judgment, implement the Funds’ policy to achieve best qualitative execution.  GNI will allocate transactions to such broker-dealers only when it reasonably believes that the commissions and transaction quality are comparable to that available from other qualified broker-dealers, subject to seeking the best available price and execution and such other policies as the Board of Trustees may determine.

When allocating transactions to broker-dealers, GNI is authorized to consider, in determining whether a particular broker-dealer will provide the best qualitative execution, the broker-dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question.  Further, GNI need not pay the lowest spread or commission available if GNI determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or GNI’s overall responsibilities as to the accounts as to which it exercises investment discretion.  If, on the foregoing basis, the transaction in question could be allocated to two or more broker-dealers, GNI is authorized in making such allocation, to consider whether a broker-dealer has provided research services.

Research obtained using Fund commissions may be in written form or through direct contact with individuals.  Such research may include, but is not necessarily limited to: quotations on portfolio securities and information on particular issuers and industries; other financial, news and other data relating to specific issuers or industries; data relating to general market, economic or institutional activities; comparisons of the performance of the Funds to the performance of various indices and investments for which reliable performance data is available, and similar information.  Further, the aforementioned research may be provided through the use of third-party information services, such as electronic information platforms and recognized mutual fund statistical services.  The Funds recognize that such research services may or may not be useful to the Funds or other accounts of GNI, and that such research received by such other accounts may or may not be useful to the Funds.

GNI will cause the Funds to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless GNI determines that a better price or execution may be obtained by paying such commissions.  Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

Under the 1940 Act, the Funds may not purchase portfolio securities from any underwriting syndicate of which the Distributor, as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 thereunder.  These conditions relate, among other things, to the reasonableness of the broker-dealer spread, the amount of securities that may be purchased from any one issuer, and the amount of a Fund’s assets that may be invested in a particular issue.  The rule also requires that any purchase made subject to its provisions be reviewed at least quarterly by the Board of Trustees, including a majority of the Independent Trustees.

The same security may be suitable for a Fund or another portfolio series of the Trust, or another account managed by GNI.  If and when a Fund and another account simultaneously purchase or sell the same security, the transactions will be allocated in advance and then as to price and amount in accordance with arrangements equitable to the Fund and the other account.  The simultaneous purchase or sale of the same securities by a Fund and other account may have a detrimental effect on a Fund, as this may affect the price paid or received by a Fund or the size of the position obtainable or able to be sold by a Fund.

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The Board of Trustees will review quarterly GNI’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds.  Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Funds are reasonable in relation to the benefits received by the Funds taking into account the competitive practices in the industry.

The following table shows the aggregate amount of brokerage commissions paid by the Funds for the fiscal years ended March 31, 2009, 2008, and 2007.

Fund	Brokerage Commissions Paid
	2009	2008	2007
Generation Wave Growth Fund	$54,082	$31,437	$20,430
Vice Fund	$519,939	$334,650	$126,231

The Funds did not acquire securities of their regular brokers or dealers or their parents during fiscal 2009. The Funds are required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds.

The following table shows the Vice Fund’s total commissions and transactions paid for research services for the fiscal year ended March 31, 2009:

Commissions	Transactions
$29,424	$159,415

TAX CONSIDERATIONS
The following is a summary of certain tax considerations generally affecting the Funds and their shareholders.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here are not intended as substitutes for careful tax planning.  You should consult your personal tax advisor to determine the consequences of state and local taxes, and for a more detailed assessment of federal tax consequences for your particular circumstances.

Distributions of Net Investment Income
The Funds receive income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Funds, constitutes the Funds’ net investment income from which distributions may be paid to you.  Any distributions by the Funds from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of Capital Gain
The Funds may derive capital gain or loss in connection with sales or other dispositions of securities.  Distributions of net short-term capital gain will be taxable to you as ordinary income.  Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund.  Any net capital gain realized by the Funds generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Funds.  Capital gain distributions are not eligible for the qualified dividend income treatment for individual shareholders or the dividends-received deductions for corporate shareholders, which are both discussed below.

Distributions of Qualified Dividends
For individual shareholders, a portion of the distributions paid by a Fund may consist of qualified dividends eligible for taxation at the rate applicable to long term capital gains to the extent a Fund designates the amount distributed as a qualified dividend and the shareholder meets certain holding period requirements with respect to his or her Fund shares.

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Information on the Tax Character of Distributions
The Funds will inform you of the amount of your ordinary income and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.  For recently purchased shares, the Funds may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Election to be Taxed as a Regulated Investment Company
The Funds elected to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code (the “Code”) and intends to so qualify during the current fiscal year.  As regulated investment companies, the Funds generally pay no federal income tax on the income and gain they distribute to you.  However, a Fund can give no assurances that it will be able to qualify and continue to qualify as a regulated investment company.  If a Fund fails to qualify as a regulated investment company, it would be taxed as a corporation.  The Board of Trustees reserves the right not to maintain the qualification of the Fund as regulated investment companies if it determines such course of action to be beneficial to shareholders.  In such case, the Funds will be subject to federal, and possibly state, corporate taxes on their taxable income and gain, and any distributions that they make would not qualify for the dividends paid deduction.

Excise Tax Distribution Requirements
To avoid federal excise taxes, the Code requires the Funds to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of their taxable ordinary income earned during the calendar year; 98% of their capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as if received in December) but can give no assurances that their distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares
Redemptions (including redemptions “in-kind”) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, or exchange your Fund shares for shares of a different Fund, the IRS will require that you report any gain or loss on your redemption or exchange.  If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Funds on those shares.  All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. Government Securities
Some states grant tax-free status to dividends paid to you from interest earned on certain U.S. Government securities, subject in some states to minimum investment or reporting requirements that must be met by a fund.  Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations
If you are a corporate shareholder, you should note that it is expected that a portion of the dividends paid by the Funds will qualify for the dividends-received deduction.  You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends.  The dividends-received deduction will be available only with respect to dividends designated by the Funds as eligible for such treatment.  All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

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Investment in Complex Securities
The Funds may invest in complex securities that may be subject to numerous special and complex tax rules.  These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could also accelerate the recognition of income to the Funds (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities.  These rules could therefore affect the amount, timing or character of the income distributed to you by the Funds.

Tax Withholding
Except in cases of certain exempt shareholders, if (i) a shareholder does not furnish the Funds with a correct Taxpayer Identification Number and certain certifications, (ii) the Funds receive notification from the Internal Revenue Service requiring back-up withholding, or (iii) the shareholder is a foreign taxpayer (including nonresident aliens), federal law requires the funds to withhold federal income tax from the shareholder’s distributions and redemption proceeds. For foreign taxpayers, a flat withholding rate (currently 30%) generally applies on U.S. source income, although this rate may be lower under the terms of a tax convention.

COUNSEL
Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, Wisconsin 53202, serves as counsel to the Trust and has passed upon the legality of the shares offered by the Funds’ Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accounting firm of the Trust.  As such, it is responsible for auditing the financial statements of the Funds.

FINANCIAL STATEMENTS
The Funds’ audited financial statements and notes thereto are incorporated by reference to the Funds’ Annual Report for the fiscal year ended March 31, 2009, as filed with the SEC on May 29, 2009.

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APPENDIX A –CREDIT RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

 A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

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A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Dual Ratings

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

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pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

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c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

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NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings.  It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned.  Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country.  Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments.  It is not related to the rating scale of any other national market.  Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.  Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’.  The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.

National Short-Term Credit Ratings

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country.  Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

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C(xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)

Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.

“+” or“-” may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’ or to Short-Term National Ratings other than ‘F1(xxx)’.

Short-Term Ratings Assigned to Obligations in Corporate, Sovereign and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets,

F1:  Highest short-term credit quality
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:  Good short-term credit quality
Good intrinsic capacity for timely payment of financial commitments.

F3:  Fair short-short term credit quality
The intrinsic capacity for timely payment of financial commitments is adequate.

B:  Speculative short-term credit quality
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:  High short-term default risk
Default is a real possibility.

RD:  Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

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D:  Default
Indicates a broad-based default for an entity, or the default of a specific short-term obligation.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

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D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchanged offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is les than par.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

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p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

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t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

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C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s Primary Credit Rating Scales–Long-Term Credit Ratings

The Primary Credit Rating Scales (those featuring the symbols ‘AAA’–‘D’ and ‘F1’–‘D’) are used for debt and financial strength ratings.  The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

AAA
Highest credit quality.  'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events

AA
Very high credit quality.  'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality.  'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality.  'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative.  'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative.  'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

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C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:
•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and
•	Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD
Restricted Default.  'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;
•
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
•	execution of a coercive debt exchange on one or more material financial obligations.

D
Default.  'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note:
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Long-Term IDR categories below 'B'.

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Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings.  It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned.  Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country.  Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments.  It is not related to the rating scale of any other national market.  Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.  Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’.  The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.

National Long-Term Credit Ratings

AAA(xxx)
'AAA' National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
'AA' National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country's highest rated issuers or obligations.

A (xxx)
'A' National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
'BBB' National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

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BB(xxx)
'BB' National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)
'B' National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)	'CCC' National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)	'CC' National Ratings denote that default of some kind appears probable.

C(xxx)	'C' National Ratings denote that default is imminent.

D(xxx)	'D' National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.

“+” or“-” may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’ or to Short-Term National Ratings other than ‘F1(xxx)’.

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MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

Short-Term Notes

A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

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Moody’s MIG/VMIG Ratings U.S. Short-Term Ratings

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

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VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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